SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

United Financial Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
☐	$500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

........................................................................
2) Aggregate number of securities to which transaction applies:

.......................................................................
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

.......................................................................
4) Proposed maximum aggregate value of transaction:

........................................................................

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

[LETTERHEAD OF UNITED FINANCIAL BANCORP, INC.]

April 29, 2008

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of United Financial Bancorp, Inc. (the “Company”). The Annual Meeting will be held at the Springfield Marriott, 2 Boland Way, Springfield, Massachusetts at 10:30 a.m. (local time) on June 10, 2008.

The enclosed Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted.  During the Annual Meeting we will also report on the operations of the Company.  Directors and officers of the Company, as well as a representative of our independent registered public accounting firm, will be present to respond to any questions that stockholders may have.  Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of three directors to the Board of Directors of the Company and the approval of the United Financial Bancorp, Inc. 2008 Equity Incentive Plan.  For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of directors, and “FOR” the approval of the 2008 Equity Incentive Plan.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting.  This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.  Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/ Richard B. Collins

Richard B. Collins
Chairman, President and Chief Executive Officer

United Financial Bancorp, Inc.
95 Elm Street
West Springfield, Massachusetts 01089
(413) 787-1700

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 10, 2008

Notice is hereby given that the Annual Meeting of United Financial Bancorp, Inc. (the “Company”) will be held at the Springfield Marriott, 2 Boland Way, Springfield, Massachusetts at 10:30 a.m. (local time) on June 10, 2008.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.	the election of three directors to the Board of Directors;

2.	the approval of the United Financial Bancorp, Inc. 2008 Equity Incentive Plan; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof.  The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned.  Stockholders of record at the close of business on April 21, 2008 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.  A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE.  ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.  HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER FOR YOU TO VOTE PERSONALLY AT THE ANNUAL MEETING.

By Order of the Board of Directors

/s/ Terry J. Bennett

Terry J. Bennett
Corporate Secretary

April 29, 2008

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES.  A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

United Financial Bancorp, Inc.
95 Elm Street
West Springfield, Massachusetts 01089
(413) 787-1700

ANNUAL MEETING OF STOCKHOLDERS
June 10, 2008

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of United Financial Bancorp, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at the Springfield Marriott, 2 Boland Way, Springfield, Massachusetts, on June 10, 2008, at 10:30 a.m. (local time), and all adjournments of the Annual Meeting.  The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 29, 2008.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below.  Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof.  Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon.  Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting.  Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

Proxies may be revoked by sending written notice of revocation to the Secretary of the Company at the address shown above, delivering to the Company a duly executed proxy bearing a later date, or attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

VOTING SECURITIES AND VOTING PROCEDURES

Holders of record of the Company’s common stock, par value $0.01 per share (the “Common Stock”), as of the close of business on April 21, 2008 (the “Record Date”) are entitled to one vote for each share then held, except as described below.  As of the Record Date, the Company had 17,763,747 shares of common stock issued and outstanding.  The presence in person or by proxy of a majority of the issued and outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.  Broker non-votes and proxies marked ABSTAIN will be counted for purposes of determining that a quorum is present.  In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

In accordance with the provisions of the Company’s Articles of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit.  Our Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to us to enable the Board of Directors to implement and apply the Limit.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote “FOR” the election of the three nominees proposed by the Board of Directors or to “WITHHOLD AUTHORITY” to vote for the nominees being proposed.  Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld.

As to the approval of the 2008 Equity Incentive Plan, by checking the appropriate box a stockholder may vote “FOR” the item, vote “AGAINST” the item or “ABSTAIN” from voting on the item.  The approval of the 2008 Equity Incentive Plan must be approved by a majority of the total votes eligible to be cast at the annual meeting.

Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Company’s Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership.  The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by each person who was the beneficial owner of more than five percent of the Company’s outstanding shares of Common Stock, including shares owned by its directors and executive officers as a group.

	Amount of Shares
	Owned and Nature	Percent of Shares
Name and Address of	of Beneficial	of Common Stock
Beneficial Owners	Ownership(1)	Outstanding

Principal Stockholders:

Wellington Management Company(2) 75 State Street Boston, MA 02109	1,689,662	9.51

Bay Pond Partners(3) c/o Wellington Management Company 75 State Street Boston, MA 02109	1,049,756	5.91

QVT Financial LP(4) 1177 Avenue of Americas, 9th Floor New York, New York 10036	1,343,422	7.56

United Bank Employee Stock Ownership Plan	1,419,285	7.99
95 Elm Street
West Springfield, Massachusetts 01089

All Directors and Executive Officers as a group (16 persons)	415,270	2.34
_____________________________
(1)
A person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date.  As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares.  Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(2)	Based exclusively on a Schedule 13G filed by Wellington Management Company at the Securities and Exchange Commission on February 14, 2008.
(3)	Based exclusively on a Schedule 13G/A filed by Bay Pond Partners at the Securities and Exchange Commission on February 14, 2008.
(4)	Based exclusively on a Schedule 13G/A filed by QVT Financial LP at the Securities and Exchange Commission on January 3, 2008.

PROPOSAL 1—ELECTION OF DIRECTORS

The Company’s Board of Directors is currently composed of nine members, and is divided into three classes with one class of directors elected annually.  Directors of the Company are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. The Board of Directors has nominated to serve as directors Richard B. Collins, G. Todd Marchant and Michael F. Werenski, each of whom is currently a member of the Board of Directors and each of whom has been nominated to serve for a three-year period and until his successor has been elected and shall qualify.

The table below sets forth certain information, as of the Record Date, regarding the composition of the Company’s Board of Directors, including the terms of office of Board members.  It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below.  If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend.  At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected.  There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

Names and Addresses (1)	Age(2)	Positions Held	Director Since(3)	Current Term to Expire	Shares of Common Stock Beneficially Owned on Record Date (4)		Percent of Class

NOMINEES

Richard B. Collins	65	Chairman and Director,	2002	2008	94,198	(5)	*
		President and Chief Executive
		Officer
G. Todd Marchant	70	Director	1991	2008	12,968	(6)	*
Michael F. Werenski	48	Director	1991	2008	42,108	(7)	*

DIRECTORS CONTINUING IN OFFICE

Kevin E. Ross	55	Director	1991	2009	13,489		*
Robert A. Stewart, Jr.	57	Director	1991	2009	18,289	(8)	*
Thomas H. Themistos	68	Director	2004	2009	13,385		*
Michael F. Crowley	50	Director	2001	2010	26,497	(9)	*
Carol Moore Cutting	59	Director	2001	2010	12,944	(10)	*
Carol A. Leary	61	Director	2001	2010	15,591		*

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Keith E. Harvey	60	Executive Vice President, Operations and Retail Sales	N/A	N/A	41,543		*
Mark A. Roberts	45	Executive Vice President and	N/A	N/A	26,178		*
		Chief Financial Officer
J. Jeffrey Sullivan	44	Executive Vice President and Chief Lending Officer	N/A	N/A	36,810		*
John J. Patterson	61	Senior Vice President, Risk Management	N/A	N/A	21,295	(11)	*
William Clark	43	Senior Vice President, Residential Lending	N/A	N/A	17,226	(12)	*
Laurie J. Rollins	49	Vice President,	N/A	N/A	9,281	(13)	*
		Treasurer
Dena M. Hall	34	Vice President, Marketing and Community Relations	N/A	N/A	13,467	(14)	*

All Directors and Executive Officers as a Group (16 persons)					415,270	(15)	2.34
_________________________
(1)	The mailing address for each person listed is 95 Elm Street, West Springfield, Massachusetts 01089.
(2)	As of April 21, 2008.
(3)	Reflects initial appointment to the Board of Directors of the mutual predecessor of United Bank.
(4)	See definition of “beneficial ownership” in the table in “Security Ownership of Certain Beneficial Owners.” Share amounts include shares allocated to executive officers in the ESOP.
(5)	Includes 15,611 shares of common stock held by Mr. Collins’ spouse and 10,000 shares held in Mr. Collins’ individual retirement account.
(6)	Includes 3,081 shares of common stock held in a trust.
(7)
Includes 4,787 shares of common stock held by Mr. Werenski’s spouse’s individual retirement account, 5,827 shares of common stock held in Mr. Werenski’s individual retirement accounts and 208 shares of common stock held by Mr. Werenski’s spouse.

(8)	Includes 5,800 shares held in Mr. Stewart’s individual retirement account.
(9)
Includes 5,203 shares of common stock held in Mr. Crowley’s individual retirement account, 4,663 shares of common stock held by Mr. Crowley as custodian for his son and 3,622 shares of common stock held by Mr. Crowley as custodian for his daughter.

(10)	Includes 2,601 shares of common stock held in Ms. Cutting’s individual retirement account and 52 shares of common stock held by a corporation.
(11)	Includes 1,849 shares of common stock held in Mr. Patterson’s individual retirement account.

(Footnotes continue on next page)

(12)	Includes 1,000 shares held jointly by Mr. Clark’s spouse and son, and 1,000 shares held by Mr. Clark’s spouse as custodian for Mr. Clark’s daughter.
(13)	Includes shares of common stock held in a joint account with Ms. Rollins’ son.
(14)	Includes shares of common stock held in a joint account with Ms. Hall’s spouse and 6,000 shares held in Ms. Hall’s individual retirement account.
(15)
Includes 6,693 shares of common stock allocated to the accounts of executive officers under the ESOP and excludes the remaining  1,308,339 shares of common stock (representing 7.4% of the shares of common stock outstanding as of the Record Date) owned by the ESOP for the benefit of the employees of the Company and the Bank.  Under the terms of the ESOP, shares of common stock allocated to the account of employees are voted in accordance with the instructions of the respective employees.  Unallocated shares are voted by the ESOP trustee in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares, unless its fiduciary duties require otherwise.

*	Less than three-tenths of 1%.

The principal occupation during the past five years of each director and executive officer of the Company is set forth below.  All directors and executive officers have held their present positions for five years unless otherwise stated.

Directors

Richard B. Collins is President and Chief Executive Officer of the Company and the Bank.  Mr. Collins joined the Bank in 2001 as President.  Mr. Collins became the Chief Executive Officer and joined the Bank’s Board of Directors in 2002 and became Chairman of the Board in 2007.  Prior to his affiliation with the Bank, Mr. Collins was President and Chief Executive Officer of First Massachusetts Bank, N.A.

Michael F. Crowley is President of Crowley Real Estate Appraisers, Inc., located in Springfield, Massachusetts.

Carol Moore Cutting is the owner, President and General Manager of Cutting Edge Broadcasting Incorporated, a radio station located in Northampton, Massachusetts.

Carol A. Leary is President of Bay Path College, located in Longmeadow, Massachusetts.

G. Todd Marchant is retired.  Prior to his retirement in 2005, Mr. Marchant was a financial consultant with Grigsby and Smith, located in East Longmeadow, Massachusetts.

Kevin E. Ross is Vice President and Treasurer of Ross Insurance Agency, Inc., located in Holyoke, Massachusetts.

Robert A. Stewart, Jr. is President of Chase, Clarke, Stewart & Fontana, Inc., an insurance agency, located in Springfield, Massachusetts.

Thomas H. Themistos, CPA/PFS is a Tax/Financial Advisor. He retired September 1, 2007 from the firm Kostin, Ruffkess & Company, LLC, a regional public accounting firm with offices in Springfield, Massachusetts and Farmington and New London, Connecticut. Previously, he was Managing Partner at Themistos & Dane, P.C., which merged with Kostin, Ruffkess & Company, LLC in September 2005.

Michael F. Werenski is President and Treasurer of Marion & Werenski Insurance and Real Estate Agency, Inc., located in South Hadley, Massachusetts.

Executive Officers of the Company Who Are Not Also Directors

Mark A. Roberts is the Executive Vice President and Chief Financial Officer of the Company and the Bank.  He joined the Company and the Bank in 2006.  Prior to that, he served as the Vice President and Controller for The Connecticut Bank and Trust Company in Hartford, Connecticut and was the Vice President of Finance at Woronoco Savings Bank for six years.

Laurie J. Rollins is the Treasurer of the Company and the Bank.  She joined the Bank in 1988.

Executive Officers of the Bank Who Are Not Also Directors

William Clark is Senior Vice President, Residential Lending.  Mr. Clark joined the Bank in 1998.

Dena M. Hall is the Vice President of Marketing and Community Relations of the Bank.  She joined the Bank in 2005. Previously, she was the Director of Marketing for Woronoco Savings Bank for seven years.

Keith E. Harvey is the Executive Vice President for Operations and Retail Sales of the Bank.  Mr. Harvey joined the Bank in 1984.

John J. Patterson is Senior Vice President, Risk Management of the Bank.  Mr. Patterson joined the Bank in 1993.

J. Jeffrey Sullivan joined the Bank in 2003 as Executive Vice President and Chief Lending Officer.  Prior to joining the Bank, Mr. Sullivan was Senior Vice President of Business Development and Commercial Lending at the Bank of Western Massachusetts for eleven years.

Board Independence

The Board of Directors has determined that, except as to Richard B. Collins, each member of the Board of Directors is an “independent director” within the meaning of the Nasdaq corporate governance listing standards.  Mr. Collins is not considered independent because he is the President and Chief Executive Officer of the Company.

In determining the independence of the directors, the Board of Directors reviewed and considered the following business relationships:

•	Sponsorships, grants and tuition given to Bay Path College, of which Director Leary is President, which did not exceed $10,300;

•	Advertising on Cutting Edge Broadcasting Incorporated, a radio station of which Director Cutting is President and General Manager, which did not exceed $11,400;

•	The auto insurance discounts offered to our employees by Ross Insurance Agency, Inc., of which Director Ross is Vice President and Treasurer;

Loans reviewed by the board of directors in the ordinary course of business to the Company’s independent directors were as follows:

Independent Director	Aggregate Amount Outstanding at March 31, 2008

Carol Moore Cutting	$17,228
Kevin E. Ross	153,420
Robert A. Stewart	286,561
Thomas H. Themistos	215,586	(1)
Michael F. Werenski	22,509
______________
(1)	Represents the aggregate of five loans from the Bank to Mr. Themistos’ brother.

References to our Website Address

References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules or the listing standards of the Nasdaq Stock Market.  These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

Section 16(a) Beneficial Ownership Reporting Compliance

The Common Stock of the Company is registered with the SEC pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”).  The officers and directors of the Company and beneficial owners of greater than 10% of the Company’s Common Stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock.  SEC rules require disclosure in the Company’s Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company’s Common Stock to file a Form 3, 4 or 5 on a timely basis.  Based on the Company’s review of such ownership reports, except for the late filing of a Form 4 by William Clark, the Company believes that no officer or director of the Company failed to timely file such ownership reports during the year ended December 31, 2007.  The Company is not aware of any 10% beneficial owners of its common stock.

Meetings and Committees of the Board of Directors

The business of the Boards of Directors of the Company and the Bank is conducted through meetings and activities of the Boards and their committees.  The Board of the Company has the following committees:  Audit Committee, Compensation Committee, Executive Committee and Governance Committee.  The Board of the Bank has the following committees:  Audit Committee, Compensation Committee, Executive Committee, Loan Committee and Governance Committee.

During the year ended December 31, 2007, the Board of Directors of the Company held 14 regular meetings and no special meetings; and the Board of Directors of the Bank held 13 regular meetings and no special meetings.  During the year ended December 31, 2007, no director attended fewer than 75% of the aggregate of:  (i) the total number of meetings of the board of directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the board on which he or she served (during the periods that he or she served).  Executive sessions of the independent directors are held on a regularly scheduled basis.

While the Company has no formal policy on director attendance at annual meetings of stockholders, all directors are encouraged to attend.  All directors but one attended the annual meeting of stockholders held on April 19, 2007.

The Governance Committee

The Governance Committee of the Company consists of directors Cutting, Leary, Ross, Stewart and Themistos (Chair).  Each member of the Governance Committee is considered “independent” as defined in the Nasdaq corporate governance listing standards.  The Company’s Board of Directors has adopted a written charter for the Committee, which is available at the Company’s website at www.bankatunited.com. The Committee met one time during the year ended December 31, 2007.

The functions of the Governance Committee include the following:

•	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

•	to review and monitor compliance with Nasdaq Stock Market listing requirements for board independence;

•
to make recommendations to the Board regarding the size and composition of the Board and  develop and recommend to the Board criteria for the selection of individuals to be considered for election or re-election to the Board; and

•	to review the committee structure and make recommendations to the Board regarding committee membership.

The Governance Committee identifies nominees for the Board of Directors by first evaluating the current members of the Board of Directors willing to continue in service.  Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective.  If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members.  In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees.  The Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has the highest personal and professional ethics and integrity and whose values are compatible with the Company’s;

•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its stockholders; and

•	has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

The Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

Procedures for the Recommendation of Director Nominees by Stockholders

The Governance Committee has adopted procedures for the submission of director nominees by stockholders. There have been no material changes to these procedures since they were previously disclosed in the proxy statement for the Company’s 2007 annual meeting of stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Governance Committee will consider candidates submitted by the Company’s stockholders.  Stockholders can submit the names of qualified candidates for Director by writing to our Corporate Secretary, at 95 Elm Street, West Springfield, Massachusetts 01089.  The Corporate Secretary must receive a submission not less than 90 days prior to the anniversary date of the Company’s proxy materials for the preceding year’s annual meeting. The submission must include the following information:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Governance Committee;

•
the name and address of the stockholder as he or she appears on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•
the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in “Other Matters and Advance Notice Procedures.”  No submission for Board nominees was received by the Company for the Annual Meeting.

Stockholder Communications with the Board

A stockholder of the Company who wishes to communicate with the Board of Directors or with any individual Director can write to the Corporate Secretary of the Company, at 95 Elm Street, West Springfield, Massachusetts 01089, Attention:  Board Administration.  The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership.  Depending on the subject matter, management will:

•	forward the communication to the Director or Directors to whom it is addressed;

•	attempt to handle the inquiry directly, for example where it is a request for information about the Company or it is a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors on request.

Code of Ethics

The Company has adopted a Code of Ethics that is applicable to the officers, directors and employees of the Company, including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  The Code of Ethics is available on the Company’s website at www.bankatunited.com.  Amendments to and waivers from the Code of Ethics will also be disclosed on the Company’s website.  There were no such amendments or waivers in 2007.

The Audit Committee

The Audit Committee of the Company consists of directors Cutting, Leary, Ross (Chair), Stewart and Themistos.  Each member of the Audit Committee is considered “independent” as defined in the Nasdaq corporate governance listing standards and under SEC Rule 10A-3.  The Board of Directors has determined that Mr. Themistos qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the SEC.  Information with respect to Mr. Themistos’ experience is included in his biographical data presented elsewhere in this proxy statement.  The duties and responsibilities of the Audit Committee include, among other things:

•	retaining, overseeing and evaluating an independent registered public accounting firm to audit the Company’s annual financial statements;

•	in consultation with the independent registered public accounting firm and the internal auditor, reviewing the integrity of the Company’s financial reporting processes, both internal and external;

•	approving the scope of the audit in advance;

•	reviewing the financial statements and the audit report with management and the independent registered public accounting firm;

•
considering whether the provision by the external auditors of services not related to the annual audit and quarterly reviews is consistent with maintaining the registered public accounting firm independence;

•	reviewing earnings and financial releases and quarterly reports filed with the SEC;

•	consulting with the internal audit staff and reviewing management’s administration of the system of internal accounting controls;

•	approving all engagements for audit and non-audit services by the independent registered public accounting firm; and

•	reviewing the adequacy of the audit committee charter.

The Audit Committee of the Company met seven times during the year ended December 31, 2007.   The Company’s Board of Directors has adopted a written charter for the Audit Committee of the Company.  The charter is available at the Company’s website at www.bankatunited.com.

Audit Committee Report

Management has the primary responsibility for the Company’s internal controls and financial reporting processes.  The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.

In accordance with rules established by the SEC, the Audit Committee of the Company has prepared the following report for inclusion in this Proxy Statement:

As part of its ongoing activities, the Audit Committee has:

•	reviewed and discussed with management and the independent registered public accounting firm the Company’s audited consolidated financial statements for the year ended December 31, 2007;

•
discussed with the independent registered public accounting firm of the Company the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

•
received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and this report shall not otherwise be deemed “soliciting material” or filed with the Securities and Exchange Commission subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

This report has been provided by the Audit Committee:

Carol Moore Cutting
Carol A. Leary
Kevin E. Ross, Chair
Robert A. Stewart, Jr.
Thomas H. Themistos

The Compensation Committee

The Compensation Committee is appointed by the Board of Directors of the Company to assist the Board in developing compensation philosophy, criteria, goals and policies for the Company’s executive officers that reflect the values and strategic objectives of the Company and the Bank. The Committee reviews the performance of and annually recommends to the full Board the compensation and benefits of the Company’s executive officers (including the Chief Executive Officer).  The Committee administers the Company’s compensation plans, including stock option and stock award plans, the employee stock ownership plan, and cash incentive plans.  The Committee establishes the terms of employment and severance agreements/arrangements for executive officers, including any change of control and indemnification agreements. The Committee recommends to the full Board the compensation to be paid to directors of the Company and of affiliates of the Company for their service on the Board. Finally, the Committee establishes annual compensation percentage increases for all Bank staff.

The Compensation Committee does not delegate to Company or Bank officers its authority in compensation matters. The role of management, including the Chief Executive Officer, is to advise the Compensation Committee, to make recommendations as to the amount and form of executive and Board compensation, and to provide data, analysis and support for input into Committee decision-making. The Committee also may request others, including compensation and benefits consultants and legal counsel, to attend meetings or to provide relevant information to assist the Committee in its work.  In this connection, the Committee has the authority to retain compensation and benefit consultants and legal counsel used to assist the Committee in fulfilling its responsibilities.

The Compensation Committee directly retained the services of an outside compensation consultant, Pearl Meyer & Partners, to assist the Company in evaluating its compensation practices and in developing and implementing its executive compensation program for 2007. While Pearl Meyer & Partners did not establish or recommend the specific amount or form of executive compensation, it did assist the Compensation Committee in assessing total compensation and in establishing performance benchmarks for executive officers using data from a group of institutions similar in asset size, geography and function to the Bank. A representative from Pearl Meyer & Partners attended two meetings of the Compensation Committee in 2007.

The Committee consists of directors Leary (Chair), Cutting, Ross, Stewart and Themistos.  The Committee met six times during the year ended December 31, 2007. The Compensation Committee of the Bank, which is composed of the same directors as serve on the Compensation Committee of the Company, met 12 times during the year ended December 31, 2007. Each member of the Compensation Committee is considered “independent” as defined in the Nasdaq corporate governance listing standards.  The Board of Directors has adopted a written charter for the Committee, which is available at www.bankatunited.com. The report of the Compensation Committee is included elsewhere in this proxy statement.

Compensation Committee Interlocks and Insider Participation

The full Board of Directors of the Company approves the salaries to be paid each year to officers of the Bank and the Company at the level of Vice President and higher, based on the recommendations of the Compensation Committee. None of the members of the Compensation Committee was an officer or employee, or former officer or employee of the Company or the Bank during the year ended December 31, 2007.  In addition, none of these individuals had any relationship requiring disclosure under “Transactions with Certain Related Persons.”  During the year ended December 31, 2007, (i) no executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee of the Company; (ii) no executive officer of the Company served as a director of another entity, one of whose executive officers served on the Compensation Committee of the Company; and (iii) no executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the section entitled “Compensation Discussion and Analysis” with management of the Company.  Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement.

Pursuant to rules and regulations of the Securities and Exchange Commission, this Compensation Committee Report shall not be deemed incorporated by reference to any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and otherwise shall not be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

This report has been provided by the Compensation Committee:

Carol A. Leary, Chair
Carol Moore Cutting
Kevin E. Ross
Robert A. Stewart, Jr.
Thomas H. Themistos

Compensation Discussion and Analysis

The Compensation Committee of the Board of Directors has designed the Bank’s executive compensation program with the primary purpose of attracting, motivating, and retaining talented executives that can help the Bank attain its strategic goals of building its franchise and enhancing long-term shareholder value.  More specifically, the executive compensation program is designed to accomplish the following objectives:

•	Reward executives for enhancing long-term shareholder value;
•	Balance rewards for the achievement of both short-term and long-term Bank and individual objectives;
•	Encourage ownership of Company common stock;
•	Tie annual and long-term cash and stock incentives to the achievement of measurable corporate and individual performance; and
•	Align the interests of executives with the interests of stockholders in the creation of long-term shareholder value.

Management and the Compensation Committee of the Board of Directors work together to ensure that executives are held accountable and rewarded for delivering superior performance and enhanced shareholder returns.   The Compensation Committee believes that the compensation package offered to executives should be comparable to that offered by our peer banks and should have a significant component tied to measurable Bank performance. To achieve this, the Bank’s compensation program includes a short-term cash-based annual incentive plan as well as a long-term stock-based incentive plan.

The Compensation Committee retained the services of an outside compensation consultant, Pearl Meyer & Partners, to evaluate our compensation practices and to assist in developing and implementing the executive compensation program in 2007. To assist us in setting individual officer cash compensation levels, Pearl Meyer & Partners used data from the public filings of the following group of peer institutions similar in asset size, geography and function to the Bank.

Bank	Asset Size (in millions) As of 09/30/07
Rockland Trust Company	$2,674,363
Berkshire Bank	$2,438,097
Washington Trust Company	$2,430,902
Brookline Bank	$2,315,349
Cambridge Savings Bank	$2,025,869
Century Bank & Trust Company	$1,539,880
PeoplesBank	$1,408,518
Rockville Bank	$1,334,493
Country Bank for Savings	$1,267,954
Enterprise Bank & Trust Company	$1,032,456
East Boston Savings Bank	$924,310
Benjamin Franklin Bank	$908,818
Bank of Western Massachusetts	$778,344
Easthampton Savings Bank	$739,209
Adirondack Trust Company	$712,578
UniBank for Savings	$700,132
Slade’s Ferry Trust Company	$602,537
First National Bank of Litchfield	$476,267

In addition to reviewing the compensation data of these peer institutions, Pearl Meyer & Partners also reviewed market data from supplemental salary survey sources.

All elements of executive compensation are reviewed annually by the Compensation Committee.  These different elements of the Bank’s total compensation mix are described below.

Base Salary

Base salary ranges are established using the median base salaries of the Bank’s peer institutions as a target. Individual executive base salaries are then determined based on that market data and other factors, such as the executive’s qualifications, experience, position responsibilities, and performance in relation to established goals.

Base salaries are adjusted annually based on performance.  Increases are determined by the Compensation Committee based on an executive’s individual performance and his or her salary level within the established salary range.  An individual executive’s performance rating depends on the level of attainment of pre-established individual goals. The Compensation Committee sets the individual goals for Mr. Collins and Mr. Collins sets the individual goals for each of the other Executive Officers.  Principal goals established for Mr. Collins in 2007 were achievement of budgeted net income, branch expansion and analysis and evaluation of strategic growth opportunities.  Mr. Roberts’ principal goals included enhanced regulatory reporting and review and implementation of executive and director retirement plans.  Mr. Harvey’s principal goals included deposit growth, branch expansion and new income development strategies.  Mr. Sullivan’s principal goals included loan growth, maintaining credit quality and maximizing yield targets.  Mr. Patterson’s principal goals included managing delinquency ratios and charge-offs, and maintaining asset quality. In addition to these individual performance goals, other factors considered by the Committee included each executive officer’s performance in furthering the strategic goals of the Company, general managerial oversight of the Company, the quality of communications with the Board of Directors, the Company’s record of compliance with regulatory requirements, and the officer’s self-assessment of his or her achievement of performance goals.

The Compensation Committee directly reviews the performance of the Chief Executive Officer against his individual goals. The Chief Executive Officer evaluates the performance and makes recommendations to the Compensation Committee based on the other executive officers’ achievement of individual performance goals.  However, the Compensation Committee has the sole authority to recommend changes to the base salaries of all executive officers to the full Board of Directors.

In 2007, based on performance in relation to the above pre-established performance goals as well as performance in relation to the Company’s second-step conversion and offering (which was not planned at the time performance goals were established), executive officers received base salary increases ranging from 3% to 5.5%. The increases were compatible with the Company’s overall merit increase budget of 3.5%.  In addition to his 5.5% merit adjustment, Mr. Roberts received a 4.5% market adjustment to his base salary to bring his salary closer to the median of his salary range, in line with the Bank’s base salary strategy.

Annual Incentive Plan

Each year the Board of Directors approves a short-term Annual Incentive Plan to provide executives an opportunity to earn additional cash compensation based on the attainment of pre-defined individual and Bank-wide performance goals.  The Annual Incentive Plan establishes target payouts, to be competitive with market median incentive payments, for each executive-grade level as a percentage of base salary, which will be paid if the defined objectives are attained.  The Annual Incentive Plan allows for payments in excess of the target payouts if justified by performance results. However, the Compensation Committee’s practice in recent years has been to set aggressive targets, which has resulted in payouts in recent years that have been somewhat under target.

For purposes of determining awards under the Annual Incentive Plan in 2007, performance levels were weighted 60% for level of net income, 20% for growth in total deposits, and 20% for growth in total loans. Potential payouts were designed to range above and below the target based on actual performance as illustrated below:

Executive	Threshold	Target	Maximum

Richard B. Collins	15.00%	30.00%	40.50%
Mark A. Roberts	12.50	25.00	33.75
Keith E. Harvey	12.50	25.00	33.75
J. Jeffrey Sullivan	12.50	25.00	33.75
John J. Patterson	10.00	20.00	27.00

The Annual Incentive Plan is an important part of the compensation mix for executives and directly ties a meaningful part of their total compensation to their individual performance and the performance of the Bank, as a whole.   The Annual Incentive Plan in 2007 allowed for a payout adjustment of plus-or-minus 10% to recognize individual performance in the discretion of the Compensation Committee.  However, in 2007, no discretionary adjustments were made.

Stock-Based Incentive Plan

Stock-based incentives are among the most important elements of the total compensation package in that they directly tie the interests of executive officers to the interests of the Company’s shareholders.  In 2006, Company stockholders approved the 2006 United Financial Bancorp, Inc. Stock-Based Incentive Plan.  At the Annual Meeting, stockholders will consider and vote on the United Financial Bancorp, Inc. 2008 Equity Incentive Plan (the Plan is described in Proposal 2 of this proxy statement).

Approximately 70% of the original grant under the 2006 United Financial Bancorp, Inc. Stock-Based Incentive Plan (the “Plan”) was in options and 30% of the grant was in restricted stock.  By including a mix of options in the overall grant, the Company intends to compensate its employees for sustained increases in the Company’s stock price, since options deliver value only when the value of the Company’s stock increases.  All awards of options are made at the market price of the stock at the time of the award.

All awards of common stock and options under the Plan included a five-year vesting schedule, the first 20% of which vested in August 2007. The vesting schedule is intended to promote the retention of executive officers, since unvested awards are forfeited if the executive officer leaves the employ of the Bank for reasons other than death, disability, change in control or retirement, as defined in the Plan.  Certain employees and directors are eligible for accelerated vesting based upon early retirement provisions in the Plan.

In 2007, no new grants were made to any Named Executive Officer under the Plan.

Retirement Benefits

Executives are eligible to participate in the Bank’s qualified retirement plans available to all employees.  This includes the Bank’s Employee Stock Ownership Plan (ESOP), the Defined Benefit Plan, frozen as of April 30, 2007, and the Defined Contribution Retirement Plan (401k).

In addition to the qualified plans, the Bank offers Supplemental Executive Retirement Plans (SERPs) to select executives.  The purpose of the SERPs is to make up for the shortfall in retirement benefits that occurs as a result of tax code limitations that reduce benefits for highly compensated executives under qualified plans.  The SERPs also serve to help the Bank attract and retain executive talent.  The Compensation Committee determines eligibility based on an executive’s position and an assessment of total benefits received under other retirement plan components. The Committee reviews SERP plan design with due consideration of prevailing market practice, overall executive compensation philosophy, and cost to the Bank.  Current holders of SERP contracts, otherwise known as Executive Supplemental Compensation Agreements, are Richard Collins, Keith Harvey, Mark Roberts, Jeffrey Sullivan and John Patterson.  Plan design details are provided in the Pension Table presented elsewhere in this proxy statement.

Executive Perquisites

Other types of traditional executive perquisites are used sparingly.  The Chief Executive Officer was provided the use of a Bank-supplied automobile through October 24, 2007.  Thereafter, he received an annualized automobile allowance of $12,000 payable in monthly installments through payroll.  All of the Named Executive Officers (as defined below), except for Mr. Roberts, have Bank-paid membership in a “country” or other type of social club and it is expected that these memberships will be used in part for business development purposes. Personal use of these benefits is subject to income taxation and the taxable amount of such benefit is recorded and reviewed annually by the Compensation Committee.

Tax and Accounting Considerations

The Compensation Committee considered the impact of the Statement of Financial Accounting Standard (SFAS) No. 123R, as issued by the FASB in 2004, on the Company’s use and allocation of equity incentives. The Company also considered the tax consequences of the compensation plans (to the individual and to the Company) in making compensation decisions. Specifically, the Compensation Committee reviewed and considered the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code (the “Code), which provides that the Company may not deduct compensation of more than $1.0 million if paid to certain individuals unless such compensation is “performance-based.” The Company does not consider base salary and the grant of options and stock under the Stock-Based Incentive Plan to be performance-based compensation and, therefore, such compensation would not be deductible to the Company to the extent it exceeds $1.0 million.  However, in 2007, no such compensation exceeded $1.0 million for any executive officer.

Executive Compensation

The following table sets forth for the year ended December 31, 2007 certain information as to the total remuneration paid by the Company to Mr. Richard B. Collins, who serves as President and Chief Executive Officer, Mr. Mark A. Roberts, who serves as Chief Financial Officer, and the three most highly compensated executive officers of the Company or the Bank other than Messrs. Collins and Roberts (“Named Executive Officers”).

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)(1)	Bonus ($)	Stock awards (2) ($)	Option awards ($)(3)	Non-equity incentive plan compensation ($) (4)	Change in pension value and nonqualified deferred compensation earnings ($)(5)	All other compensation ($)		Total ($)
Richard B. Collins	2007	$358,189	$—	$222,489	$146,455	$38,956	$940,352	$50,010	(6)	$1,756,451
President, Chief Executive Officer and Director	2006	348,551	—	83,433	54,921	52,530	209,536	36,384		785,355

Mark A. Roberts(7)	2007	137,371	—	42,405	42,716	13,455	7,723	11,473		255,143
Executive Vice President and Chief Financial Officer	2006	81,730	—	15,902	16,019	10,216	N/A	995		124,862

Keith E. Harvey,	2007	176,406	—	64,250	42,716	15,966	486,902	27,390		813,630
Executive Vice President for Operations and Retail Sales	2006	169,660	—	24,094	16,019	21,325	87,743	19,694		338,535

J. Jeffrey Sullivan,	2007	176,275	—	64,250	42,716	15,966	19,923	27,140		346,270
Executive Vice President and Chief Lending Officer	2006	169,533	—	24,094	16,019	21,325	11,633	19,575		262,179

John J. Patterson, Senior	2007	144,581	—	109,563	76,592	10,469	183,192	22,149		546,546
Vice President, Risk Management	2006	139,031	—	41,086	28,722	13,980	55,674	16,594		295,087
__________________________
(1)
For 2007, includes $14,046, $6,868, $15,500, $8,812 and $20,000 of elective deferrals to the Company's 401(k) plan by Messrs. Collins, Roberts, Harvey, Sullivan and Patterson, respectively.  For 2006, includes $20,000, $3,804, $15,000, $8,477 and $20,000 of elective deferrals to the Company's 401(k) plan by Messrs. Collins, Roberts, Harvey, Sullivan and Patterson, respectively.

(2)
All restricted stock awards to the Named Executive Officers were made on August 17, 2006 and were valued under SFAS 123R at the grant date market value of $12.85 per share.  The restricted stock awards vest over five years commencing one year from the grant date.  For purposes of SFAS 123R, the awards to Messrs. Collins and Patterson were expensed over 35 months and 19 months, respectively, reflecting the date the executives become eligible for full vesting at retirement.

(3)
All option awards to the Named Executive Officers were made on August 17, 2006 and are valued at $3.62 per option, based upon the Black-Scholes valuation model using the following assumptions:  (1) expected term of option, 6.5 years; (2) annual volatility of common stock, 25%; (3) expected dividend yield of common stock, 2%; and (4) risk-free interest rate, 4.82% per annum.  The options vest over five years commencing one year from the grant date.  For purposes of SFAS 123R, the options granted to Messrs. Collins and Patterson are expensed over 35 months and 19 months, respectively, reflecting the dates the executives become eligible for full vesting at retirement.

(4)
Represents earnings by the Named Executive Officer pursuant to the Bank’s Incentive Plan, described below.  Awards earned during 2007 were paid in February 2008.  For 2007, awards under the Incentive Plan were weighted 60% to the level of net income, 20% to growth in total deposits and 20% to growth in total loans.

(5)
In 2007, the Company established a new Senior Executive Retirement Plan as described elsewhere in this proxy statement.  The significant increase in the change in pension value and nonqualified deferred compensation earnings for 2007 reflects enhancements to plan benefits and the recognition of prior service costs.  The transition amounts recorded for the new defined benefit plan are considered one-time and are not expected to be as meaningful in future years.

(6)
Includes 401(k) plan matching contributions of $10,252, an ESOP contribution of $12,618 (based on 1,313 shares allocated to Mr. Collins multiplied by the adjusted ESOP cost basis of $9.61 per share) and perquisites of $16,370, comprised of $9,204 for personal use of an automobile and $7,166 for a club membership (these amounts were calculated in accordance with IRS guidelines and included as compensation on the officer’s W-2).

(7)	Mr. Roberts joined the Company and the Bank on May 8, 2006.

In recent years, base salaries have comprised a smaller portion of total compensation for executive officers, as stock-based incentive compensation has increased.  Specifically, for the year ended December 31, 2007, salary comprised 20% of Mr. Collins’ total compensation, 54% of Mr. Roberts’ total compensation, 22% of Mr. Harvey’s total compensation, 51% of Mr. Sullivan’s total compensation and 26% of Mr. Patterson’s total compensation.

Annual Incentive Plan.  In 2007, the Bank's incentive plan provided cash awards to employees based on the attainment of certain pre-established Bank-wide and individual performance targets, as well as the overall discretion of the Compensation Committee. In 2007, the Bank-wide performance measures were (A) net income, ranging from $3.4 million at threshold, $3.8 million at target and $7.6 million at maximum (resulting in a potential award percentage ranging from 13.2% to 60%); (B) total deposit growth, ranging from 4.9% at threshold, 6.1% at target and 10.4% at maximum (resulting in a potential award percentage ranging from 4.4% to 20%); and (C) total loan growth, ranging from 7.6% at threshold, 9.5% at target and 16.2% at maximum (resulting in a potential award percentage ranging from 4.4% to 20%). Bank performance on any goal below the threshold would result in a 0% award percentage for that goal.  Once the Bank’s performance on each goal is determined, the award percentages are added together. Based on the Bank’s performance in 2007, the aggregate award percentage, as so calculated, was 36%.  The target amount under the plan, as noted in the Summary Compensation Table, was paid.

Under the plan, the aggregate award percentage is then multiplied by each individual employee’s cash payout target to establish the “Bank performance multiplier.” The Bank performance multiplier is then increased or decreased by up to 10% based on the employee’s attainment of individual performance goals and management discretion.  Neither the Compensation Committee nor Mr. Collins recommended a discretionary adjustment for any of the Named Executive Officers in 2007.

Plan-Based Awards.  The following table sets forth for the year ended December 31, 2007 certain information as to grants of plan-based awards for the Named Executive Officers.

GRANTS OF PLAN-BASED AWARDS FOR THE YEAR ENDED DECEMBER 31, 2007
		Estimated possible payouts under non-equity incentive plan awards(1)			Estimated possible payouts under equity incentive plan awards			All other stock awards: number of shares or units (#)	All other option awards: number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
Name	Grant date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Richard B. Collins	3/7/2007	$23,806	$38,956	$108,210	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Mark A. Roberts	3/7/2007	8,223	13,455	37,735	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Keith E. Harvey	3/7/2007	9,757	15,966	44,350	N/A	N/A	N/A	N/A	N/A	N/A	N/A
J. Jeffrey Sullivan	3/7/2007	9,757	15,966	44,350	N/A	N/A	N/A	N/A	N/A	N/A	N/A
John J. Patterson, Sr.	3/7/2007	6,398	10,469	29,080	N/A	N/A	N/A	N/A	N/A	N/A	N/A

______________________________________
(1)	Reflects awards granted pursuant to the Bank’s Annual Incentive Plan.

2006 Stock-Based Incentive Plan. In 2006, stockholders of the Company approved the 2006 United Financial Bancorp, Inc. Stock-Based Incentive Plan (the “Incentive Plan”), to provide officers, employees and directors of the Company and the Bank with additional incentives to promote the growth and performance of the Company.

Employees and outside directors of the Company or its subsidiaries are eligible to receive awards under the Incentive Plan. Awards may be granted in a combination of incentive and non-statutory stock options, stock appreciation rights or restricted stock awards. The exercise price of options granted under the plan may not be less than the fair market value on the date the stock option is granted.  Stock options are subject to vesting conditions and restrictions as determined by the Committee.

No awards to Named Executive Officers were approved under the Incentive Plan during 2007.

Vesting of an option award or stock award will accelerate upon the occurrence of the Named Executive Officer’s death, disability, or retirement.  For these purposes, retirement is defined as retirement from employment at age 65, or the attainment of age 55 and the completion of 15 years of employment, or the completion of 25 years of employment.  Upon the occurrence of an event constituting a change in control of the Company as defined in the Incentive Plan, all stock options will become fully vested, and all restricted stock awards then outstanding will vest free of restrictions.

Equity Compensation Plan Disclosure. Set forth below is information as of December 31, 2007 regarding compensation plans under which equity securities of the Company are authorized for issuance.

Plan	Number of Securities to be Issued upon Exercise of Outstanding Options and Rights	Weighted Average Exercise Price	Number of Securities Remaining Available for Issuance under Plan
Equity compensation plans approved by stockholders	785,276	$12.36	92,206
Equity compensation plans not approved by stockholders	—	—	—
Total	785,276	$12.36	92,206

Outstanding Equity Awards at Year End.  The following table sets forth information with respect to outstanding equity awards as of December 31, 2007 for the Named Executive Officers.
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2007(1)
	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisabl (2)	Number of securities underlying unexercised options (#) unexercisable (2)	Equity incentive plan awards: number of securities underlying unexercised earned options (#)(3)	Option exercise price ($)(3)	Option expiration date	Number of shares or units of stock that have not vested (#)(2)	Market value of shares or units of stock that have not vested ($)(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Richard B. Collins	24,562	98,250	N/A	$12.35	8/17/16	42,047	466,721	N/A	N/A
Mark A. Roberts	12,281	49,125	N/A	$12.35	8/17/16	13,738	152,491	N/A	N/A
Keith E. Harvey	12,281	49,125	N/A	$12.35	8/17/16	20,815	231,046	N/A	N/A
J. Jeffrey Sullivan	12,281	49,125	N/A	$12.35	8/17/16	20,815	231,046	N/A	N/A
John J. Patterson	6,973	27,893	N/A	$12.35	8/17/16	11,240	124,764	N/A	N/A
______________________________________
(1)
All equity awards reflected in this table were granted pursuant to the Company’s 2006 Stock-Based Incentive Plan, described above in this proxy statement.  The dollar values in the table reflect the closing price of $11.10 per share as of December 31, 2007.

(2)	All restricted stock awards and stock options granted to Named Executive Officers vest at a rate of 20% per year over five years beginning on August 17, 2007, the first anniversary of the grants.
(3)	Option exercise price was adjusted as a result of the second-step conversion, which closed in December 2007.

Option Exercises and Stock Vested.  The following table sets forth information with respect to option exercises and stock that vested during the year ended December 31, 2007 for the Named Executive Officers.  Information for the “Value realized on vesting” column is based on the $11.05 per share trading price of our common stock on August 17, 2007.

OPTION EXERCISES AND STOCK VESTED FOR THE YEAR ENDED DECEMBER 31, 2007
	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Richard B. Collins	—	—	10,100	111,605

Mark A. Roberts	—	—	3,300	36,465

Keith E. Harvey	—	—	5,000	55,250

J. Jeffrey Sullivan	—	—	5,000	55,250

John J. Patterson	—	—	2,700	29,835

Pension Benefits.  The following table sets forth information with respect to pension benefits at and for the year ended December 31, 2007 for the Named Executive Officers.

PENSION BENEFITS AT AND FOR THE YEAR ENDED DECEMBER 31, 2007
Name	Plan name	Number of years credited service (#)	Present value of accumulated benefit ($)	Payments during last fiscal year ($)
Richard B. Collins	Defined Benefit Pension Plan	6	210,914	—
	Executive Supplemental
	Compensation Agreement	6	1,427,366	—

Mark A. Roberts	Executive Supplemental	1	7,723
	Compensation Agreement

Keith E. Harvey	Defined Benefit Pension Plan	23	461,269	—
	Executive Supplemental
	Compensation Agreement	23	442,400	—

J. Jeffrey Sullivan	Defined Benefit Pension Plan	4	31,215	—
	Executive Supplemental
	Compensation Agreement	4	13,938

John J. Patterson	Defined Benefit Pension Plan	14	269,948	—
	Executive Supplemental
	Compensation Agreement	14	247,941	—

Defined Benefit Pension Plan.  The Bank maintained a defined benefit retirement plan offered through CBERA through April 2007.  Employees who had attained age 21 and completed one year of employment during which they worked at least 1,000 hours were enrolled under the plan.

In quantifying the present value of the current accrued benefit for each of the Named Executive Officers in the pension benefits table above, the Bank assumed a termination date of December 31, 2007 and an annual interest rate of 4.9%. In addition, the accrued benefit for each participant was calculated based on the participant’s credited service under the plan, his age, his expected mortality (using IRS mortality tables), and his final average compensation and covered compensation (equal to the average of the participant’s highest three consecutive calendar years’ compensation) at December 31, 2007.

Participants in the plan become vested in their retirement benefits at the rate of 20% per year, starting upon completion of two years of vesting service, and become fully vested after six years.  They also become 100% vested upon early, normal, or deferred retirement, or death.  A participant’s retirement benefit is generally based on 0.75% of the participant’s final average compensation (equal to the average of the participant’s highest three consecutive calendar years’ compensation), plus 0.5% of the final average compensation in excess of the participant’s covered compensation (equal to the average of the Social Security Wage Bases in effect during the 35 years prior to the participant’s Social Security normal retirement date), times all years of service from January 1, 1989.  In the event an employee participated under a prior plan formula as of December 31, 1988, any accrued benefits under that plan will be added to his benefit under the current plan.

The plan permits early retirement at age 62, at age 55 with at least five years’ service, and at age 50 with at least 15 years’ service.  Participants who retire early or after age 62 will be entitled to an unreduced accrued pension.  Participants who retire early before age 62 receive a reduced accrued pension.  As of December 31, 2007, Richard B. Collins, Keith E. Harvey and John J. Patterson were eligible for early retirement.

The normal form of retirement benefit for participants who are not married is a single life annuity.  The normal form of retirement benefit for participants who are married is a 100% joint and survivor annuity.  However, participants who are married and obtain their spouse’s consent may elect to receive a single cash payment or an annuity. In the event of a participant’s death, benefits normally will be paid to the participant’s spouse unless the spouse consents to an alternative beneficiary in writing, and the participant is at least 35 years old.  In the event of death prior to the participant’s attainment of early or normal retirement age, the participant’s spouse may either defer receipt of the benefit until the participant would have reached age 70½ or elect to receive a lump-sum payment.

In the fourth quarter of 2006, the Board of Directors voted to freeze the defined benefit pension plan, effective April 30, 2007.

As of April 30, 2007, the Bank froze future benefit accruals and withdrew its participation under the defined benefit plan.  In conjunction with the freeze of future accruals, the Bank elected to increase the base benefit multiplier of prior accruals from 0.75% to 1.00%.

The accrued benefit at retirement for all participants is based on average compensation, years of service and if applicable, covered compensation.  The benefit is always expressed as annual single life annuity payable at age 62 (the Bank subsidized the early retirement benefit).

For the 2007 plan year, the Bank made a final contribution to the plan of approximately $113,480.

At December 31, 2007, Messrs. Collins, Harvey, Sullivan and Patterson had 6, 23, 4, and 14 years of credited service, respectively, under the plan.

Supplemental Retirement Plan for Senior Executives.  On November 27, 2007, the Bank executed the Supplemental Retirement Plan for Senior Executives for Messrs. Collins, Harvey, Patterson, Roberts and Sullivan, which was effective October 1, 2007.  The Supplemental Retirement Plan for Senior Executives (the “Plan”) replaced the individual Executive Supplemental Compensation Agreements between the Bank and Messrs. Collins, Harvey and Patterson by consolidating such agreements into the Plan in order to simplify administration, and also develops supplemental retirement benefits for Messrs. Roberts and Sullivan.

The Plan provides that each executive will receive supplemental benefits, to the extent vested, commencing 180 days following separation from service.  Mr. Collins will vest in his supplemental benefits at a rate of 10% per year from his original date of hire, and Messrs. Harvey, Patterson, Roberts and Sullivan will vest in their supplemental benefits upon completion of 10 years of employment with the Bank.  The supplemental benefit equals the percentage of the executive’s final average compensation set forth in each executive’s participation agreement, multiplied by a fraction, the numerator of which is the executive’s years of employment with the Bank and the denominator of which is set forth in the executive’s participation agreement.  The supplemental benefit will commence on the executive’s normal benefit date and will be payable in a lump sum, unless the executive has elected, at the time of execution of the participation agreement, to receive an annuity or other form of benefit.

If the executive has a separation from service (other than due to cause, death or disability) prior to the attainment of his benefit age, he will be entitled to a supplemental benefit calculated in the manner set forth above, and if applicable, multiplied by the executive’s vesting rate set forth in his participation agreement.  If the executive is less than age 62 at the time of commencement of the supplemental benefit, his benefit will be further reduced by 5% per year for each year prior to age 62 that the benefit payment commences.  In the event an executive dies prior to attaining his benefit age but while employed at the Bank, the executive’s beneficiary will be entitled to a death benefit equal to the present value of the accrued annuity benefit as of the date of death, without any pre-retirement reductions, payable in a lump sum.  If the executive dies after becoming vested in an accrued annuity benefit but prior to commencement of benefit payments, the executive’s beneficiary will receive the amount otherwise payable to the executive on the executive’s normal benefit date, in a lump sum.

In the event of a change in control of the Company, the executive will be entitled to a supplemental benefit calculated as if the executive had attained his benefit age and his base salary had increased 5% per year until his benefit age; provided, however, the benefit will be reduced, if necessary, to avoid an excess parachute payment under Section 280G of the Code.  If the executive’s employment terminates within two years following a change in control, the executive’s supplemental benefit will be paid in a lump sum.  If the executive’s employment terminates more than two years following the change in control, the supplemental benefit will be paid at the time and in the form elected by the executive.  In the event the change in control occurs after the executive commences receiving supplemental benefit payments and the executive has made an election in his participation agreement, the present value of the remaining payments will be paid in a lump sum.

Split Dollar Life Insurance Agreements. On December 20, 2007, the Bank entered into substantially similar Split Dollar Life Insurance Agreements with each of the following executive officers of the Bank: Richard B. Collins, President and Chief Executive Officer; Keith E. Harvey, Executive Vice President, Operations and Retail; and John J. Patterson, Senior Vice President of Risk Management.

The Agreements are intended to be non-equity, endorsement split dollar agreements, with respect to certain life insurance policies issued by a duly licensed life insurance company identified in the Agreements. The insurance policies are to be treated as “bank owned life insurance.”  Pursuant to the Agreements, the Bank shall pay an amount equal to the planned premiums and any other premium payments that might become necessary to keep the insurance policies in force. Upon the death of an executive officer while employed by the Bank, the division of the death proceeds of his insurance policy shall be as follows:  the executive officer’s designated beneficiary(ies) will be entitled to payment from the policy proceeds directly from the insurer of an amount equal to the lesser of:

(i)           a specified dollar amount ($1.2 million in the case of Mr. Collins; $600,000 in the case of Mr. Harvey; and $250,000 in the case of Mr. Patterson); or

(ii)           The Net Death Benefit.  The “Net Death Benefit” shall be the death benefit payable under the terms of the policy reduced by the aggregate premiums paid by the Bank.

The Bank shall at all times be entitled to one hundred percent (100%) of the insurance policies’ cash values, less any policy loans and unpaid interest or cash withdrawals previously incurred by the Bank.

The Agreements will continue in existence only for so long as each executive officer remains employed by the Bank and will terminate on the termination of the executive officer’s employment (other than due to his death).

Nonqualified Deferred Compensation Plans.  The Company and the Bank did not maintain any nonqualified deferred compensation plans at December 31, 2007 for the Named Executive Officers, other than the Supplemental Retirement Plan for Senior Executives.

Employment Agreement.  On November 27, 2007, the Bank entered into a new employment agreement with Richard B. Collins, its President and Chief Executive Officer.  The employment agreement was effective May 1, 2007 and replaced the existing employment agreement between the Bank, the Company, and Mr. Collins.

The agreement has an initial term of three years and may be renewed by the Board of Directors for an additional year so that the remaining term will be three years.  The initial base salary for Mr. Collins under the agreement is $360,700.  In addition to the base salary, the employment agreement provides for, among other things, participation in bonus programs and other employee pension benefit and fringe benefit plans applicable to executive employees.  In addition, the Bank will provide Mr. Collins with an annual automobile allowance of $12,000.

Under the agreement, Mr. Collins’ employment may be terminated for cause at any time, in which event he would have no right to receive compensation or other benefits for any period after termination. The following events resulting in Mr. Collins’ termination or resignation will entitle him to payments of severance benefits: (A) his employment is involuntarily terminated either prior to or following a change in control (for reasons other than cause, death, disability or retirement), (B) he resigns during the term of the agreement (whether before or after a change in control) following (i) the failure to elect or reelect or to appoint or reappoint him to his executive position, (ii) a significant change in his functions, duties or responsibilities, or change in the nature or scope of his authority, (iii) the liquidation or dissolution of the Bank or the Company that would affect his status, (iv) a reduction in his annual compensation or benefits or relocation of his principal place of employment by more than 25 miles from its location as of the date of the agreement or (v) a material breach of the employment agreement by the Bank, or (C) he resigns employment at any time during the term of the agreement following a change in control of the Company as a result of a failure to renew or extend the agreement.

The severance payment will be equal to three times the sum of (i) his base salary and (ii) the highest rate of bonus awarded to him during the prior three years.  Mr. Collins will also receive a lump sum cash payment equal to the present value (discounted at 6%) of contributions that would have been made on his behalf by the Bank under its 401(k) plan and employee stock ownership plan and any other defined contribution plans as if he had continued working for the 36-month period within 30 days following his termination of employment.  In the event that his employment has terminated for a reason entitling him to severance payments, Mr. Collins would receive an aggregate severance payment of approximately $1,478,805 based upon his level of compensation as of December 31, 2007. Notwithstanding any provision to the contrary in the agreement, payments under the agreement following a change in control are limited so that they will not constitute an excess parachute payment under Section 280G of the Code.

Under the agreement, if Mr. Collins’ employment is terminated due to disability, the Bank will continue to pay his salary for the longer of one year, or the remaining term of the agreement, reduced by payments to him under any applicable disability program.  In the event of his death, his estate or beneficiaries will be paid his base salary for one year from his death, and will receive continued medical, dental, family and other benefits for one year.  Upon retirement at age 69 or such later date determined by the Board of Directors, Mr. Collins will receive only those benefits to which he is entitled under any retirement plan of the Bank to which he is a party.

As a condition to the payments to Mr. Collins described above, upon termination of Mr. Collins’ employment other than in connection with a change in control, he agrees not to compete with the Bank for a period of one year following termination of his employment within 25 miles of any existing branch of the Bank or any subsidiary of the Company, or within 25 miles of any office for which the Bank, or a subsidiary has filed an application for regulatory approval to establish an office.

Change in Control Agreements.  On November 27, 2007, the Bank entered into change in control agreements with three of its executive officers: Keith E. Harvey, J. Jeffrey Sullivan and Mark A. Roberts.  The agreements were effective May 1, 2007 and provide certain benefits to these individuals in the event of a change in control of the Company or the Bank.  These protections are frequently offered by financial institutions, and the Board of Directors has determined that the Bank would be at a competitive disadvantage in attracting and retaining key employees if it does not offer similar protections. Each of the agreements provides for a term of 36 months.  Commencing on each anniversary date, the Board of Directors may extend the agreements for an additional year.

Under each of the agreements, following a change in control of the Company, the executive is entitled to a payment if the executive’s employment is involuntarily terminated during the term of the agreement, other than for “cause,” as defined, death or disability.  Involuntary termination includes the executive’s termination of employment during the term of the agreement and following a change in control as the result of a demotion, loss of title, office or significant authority, reduction in the executive’s annual compensation or benefits, or relocation of the executive’s principal place of employment by more than 25 miles from its location immediately prior to the change in control.  In addition, for the first 12 months following a change in control, if the Company (or its successor) fails to renew the agreement, the executive can voluntarily resign and receive the severance payment.  In the event that the executive is entitled to receive payments pursuant to the agreement, the executive will receive a cash payment of up to a maximum of two times the sum of his base salary and highest rate of bonuses awarded to him over the prior three years, subject to applicable withholding taxes.  Under the agreements and based on their salaries as of December 31, 2007, Messrs. Harvey, Sullivan and Roberts would receive an aggregate of $501,181, $498,691 and $376,894, respectively, upon a change in control, based upon their current levels of compensation.  Notwithstanding any provision to the contrary in the agreement, payments under the agreement are limited so that they will not constitute an excess parachute payment under Section 280G of the Code.

The following table shows as of December 31, 2007, in all cases, potential payments following a termination of employment or a change in control of the Company.

	Voluntary Resignation		Early Retirement		Normal Retirement		Involuntary Termination without cause			Involuntary Termination for cause		Involuntary Termination after change in control		Disability			Death
Richard B. Collins
SERP(1)	$	―	$	―	$	―		$999,156		$	―	$2,230,683			$2,230,683	(2)		$2,627,366	(3)
2006 Stock Based Incentive Plan(4)	$	―	$	―	$	―	$	―		$	―	$466,721			$466,721			$466,721
Employment Agreement	$	―	$	―	$	―		$1,478,805	(5)	$	―	$1,478,805	(6)		$398,603	(7)		$403,403	(8)

Mark A. Roberts
SERP	$	―	$	―	$	―	$	―	(9)	$	―	$204,912			$204,912			$51,485	(10)
2006 Stock Based Incentive Plan(11)	$	―	$	―	$	―	$	―		$	―	$152,491			$152,491			$152,491
Change in Control Agreement(12)	$	―	$	―	$	―	$	―		$	―	$376,894		$	―		$	―

Keith E. Harvey
SERP	$	―	$	―	$	―		$442,400		$	―	$613,717			$613,717			$1,091,555	(13)
2006 Stock Based Incentive Plan (14)	$	―	$	―	$	―	$	―		$	―	$231,046			$231,046			$231,046
Change in Control Agreement (12)	$	―	$	―	$	―	$	―		$	―	$501,181		$	―		$	―

J. Jeffrey Sullivan
SERP	$	―	$	―	$	―	$	―	(15)	$	―	$194,155			$194,155			$139,380	(16)
2006 Stock Based Incentive Plan (17)	$	―	$	―	$	―	$	―		$	―	$231,046			$231,046			$231,046
Change in Control Agreement (12)	$	―	$	―	$	―	$	―		$	―	$498,691		$	―		$	―

John J. Patterson
SERP	$	―	$	―	$	―		$247,941		$	―	$301,370			$301,370	(18)		$510,991	(19)
2006 Stock Based Incentive Plan(20)	$	―	$	―	$	―	$	―		$	―	$124,764			$124,764			$124,764
__________________________

(1)	The SERP will pay a full benefit at age 69.
(2)
Amount represents the lump sum Mr. Collins is entitled to receive under the SERP as of December 31, 2007, in the event he is terminated due to disability prior to retirement.  Disability benefits to Mr. Collins under the SERP will commence upon the determination of disability, as elected in the Plan Participation Agreement.

(Footnotes continue on next page)

(3)
Amount represents the lump sum Mr. Collins’ beneficiary is entitled to receive under the SERP in the event of his death prior to attaining age 69 as well as the amount of a lump sum payment equal to the portion of the proceeds of a life insurance policy under the SERP that exceeds the amount payable to the corporation.  As of December 31, 2007, the total value of the benefits that would be payable to Mr. Collins’ beneficiary under the life insurance policy was approximately $1,200,000.

(4)
As of December 31, 2007, 20% of the restricted stock awards have vested.  The restricted shares of common stock granted under the plan were valued at $11.10 per share, the share price as of December 31, 2007.  Because of the year end $11.10 share price as compared to the option exercise price of $12.35, there was no “in-the-money” value of stock options and is not reflected in this table.  For Mr. Collins, 42,047 unvested shares of restricted stock and 98,250 unvested stock options granted to the executive will vest in the event of a change in control of the corporation, or the executive’s death or disability.

(5)
Amount represents the aggregate value of the payments and benefits Mr. Collins would be entitled to receive under his employment agreement in the event of his involuntary termination of employment (other than an involuntary termination of employment following a change in control) during the term of his employment agreement.

(6)
Amount represents the maximum value of the payments and benefits Mr. Collins would be entitled to receive under his employment agreement in the event of his involuntary termination of employment following a change in control of the corporation.  Such amount is subject to reduction in order to avoid an “excess parachute payment” under Section 280G of the Code.  In the event Mr. Collins received an excess parachute payment upon a change in control of the corporation, he would be permitted to elect which benefits to reduce in order to avoid the excess parachute payment under Code Section 280G.

(7)
Amount represents the gross benefit payable to the employee upon termination due to disability, Mr. Collins’ salary for the greater of one year, or the remaining term of his employment agreement reduced by payments to Mr. Collins under any bank sponsored short and long term disability program.

(8)
In the event of Mr. Collins’ death during the term of the employment agreement, Mr. Collins’ beneficiary will receive Mr. Collins’ base salary and continued medical, dental, family and other benefits under Mr. Collins’ employment agreement for a period of one year.

(9)	Mr. Roberts is not yet vested under the SERP.
(10)	Amount represents the lump sum Mr. Roberts beneficiary is entitled to receive under the SERP in the event of his death prior to attaining age 65.
(11)
As of December 31, 2007, 20% of the restricted stock awards have vested.  The restricted shares of common stock granted under the plan were valued at $11.10 per share, the share price as of December 31, 2007.  Because of the year end $11.10 share price as compared to the option exercise price of $12.35, there was no “in-the-money” value of stock options and is not reflected in this table.  For Mr. Roberts, 13,738 unvested shares of restricted stock and 49,124 unvested stock options granted to the executive will vest in the event of a change in control of the corporation, or the executive’s death or disability.

(12)
Under the Change in Control Agreement, in the event of the executive’s involuntary termination following a change in control, the executive would be entitled to receive (i) two times the sum of his highest salary plus highest bonus paid during the prior three years, (ii) continued life, medical, and dental coverage for the shorter of a period of 24 months, or until the executive is eligible for Medicare coverage, and (iii) a lump sum payment equal to the present value (discounted at 6%) of contributions that would have been made to the corporation’s 401(k) Plan and employee stock ownership plan ofnthe executive’s behalf as if he had continued employment for an additional 24 month period.

(13)
Amount represents the lump sum Mr. Harveys’ beneficiary is entitled to receive under the SERP in the event of his death prior to attaining age 65 as well as the amount of a lump sum payment equal to the portion of the proceeds of a life insurance policy under the SERP that exceeds the amount payable to the corporation.  As of December 31, 2007, the total value of the benefits that would be payable to Mr. Harveys’ beneficiary under the life insurance policy was approximately $600,000.

(14)
As of December 31, 2007, 20% of the restricted stock awards have vested.  The restricted shares of common stock granted under the plan were valued at $11.10 per share, the share price as of December 31, 2007.  Because of the year end $11.10 share price as compared to the option exercise price of $12.35, there was no “in-the-money” value of stock options and is not reflected in this table.  For Mr. Harvey, 20,815 unvested shares of restricted stock and 49,124 unvested stock options granted to the executive will vest in the event of a change in control of the corporation, or the executive’s death or disability.

(15)	Mr. Sullivan is not yet vested under the SERP.
(16)	Amount represents the lump sum Mr. Sullivan’s beneficiary is entitled to receive under the SERP in the event of his death prior to attaining age 65.
(17)
As of December 31, 2007, 20% of restricted stock awards have vested.  The restricted shares of common stock granted under the plan were valued at $11.10 per share, the share price as of December 31, 2007.  Because of the year end $11.10 share price as compared to the option exercise price of $12.35, there was no “in-the-money” value of stock options and is not reflected in this table.  For Mr. Sullivan, 20,815 unvested shares of restricted stock and 49,124 unvested stock options granted to the executive will vest in the event of a change in control of the corporation, or the executive’s death or disability.

(18)
Amount represents the present value of the payments Mr. Patterson is entitled to receive under the SERP as of December 31, 2007, in the event he is terminated due to disability prior to retirement.  Disability benefits to Mr. Patterson under the SERP will commence upon the determination of disability, as elected in the Plan Participation Agreement.

(19)
Amount represents the lump sum Mr. Patterson's beneficiary is entitled to receive under the SERP in the event of his death prior to attaining age 65, as well as the amount of a lump sum payment equal to the portion of the proceeds of a life insurance policy under the SERP that exceeds the amount payable to the Company.  As of December 31, 2007, the total value of the benefits that would be payable to Mr. Patterson's beneficiary under the life insurance policy was approximately $250,000.

(20)
As of December 31, 2007, 20% of the restricted stock awards have vested.  The restricted shares of common stock granted under the plan were valued at $11.10 per share, the share price as of December 31, 2007.  Because of the year end $11.10 share price as compared to the option exercise price of $12.35, there was no “in-the-money” value of stock options and is not reflected in this table.  For Mr. Patterson, 11,240 unvested shares of restricted stock and 27,892 unvested stock options granted to the executive will vest in the event of a change in control of the corporation, or the executive’s death or disability.

Directors’ Compensation

The following table sets forth for the year ended December 31, 2007 certain information as to the total remuneration we paid to our directors other than Mr. Collins.  Mr. Collins is not compensated for his services as a director.

DIRECTOR COMPENSATION TABLE FOR THE YEAR ENDED DECEMBER 31, 2007
Name	Fees earned or paid in cash ($)	Stock awards ($)(2),(3)		Option awards ($) (2), (4)		Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings ($)(5)	All other compensation ($)		Total ($)
Robert W. Bozenhard, Jr. (1)	$14,750	$61,038	(6)	$37,105	(6)	N/A	—	19,710	(7)	$132,603
Michael F. Crowley	37,050	24,415		14,842		N/A	39,399	2,166		117,872
Carol Moore Cutting	36,800	24,415		14,842		N/A	79,189	2,166		157,412
Carol A. Leary	35,700	24,415		14,842		N/A	84,124	2,166		161,247
G. Todd Marchant	38,150	61,038	(6)	37,105	(6)	N/A	106,436	2,166		244,895
Kevin E. Ross	36,900	24,415		14,842		N/A	72,014	2,166		150,337
Robert A. Stewart, Jr.	39,150	24,415		14,842		N/A	83,078	—		161,485
Thomas H. Themistos	37,900	24,415		14,842		N/A	36,307	1,824		115,288
Michael F. Werenski	37,050	24,415		14,842		N/A	63,922	2,166		142,395
__________________________
(1)	Chairman Robert W. Bozenhard, Jr. retired from the board of directors on April 19, 2007.
(2)
At December 31, 2007, the aggregate number of share awards and the aggregate number of option awards granted to directors under the Company’s 2006 Stock-Based Incentive Plan were 85,500 shares and 184,500 options, respectively.

(3)	The grant date fair value of each stock award was $12.85.
(4)
The grant date fair value of options awarded during 2007 was $3.62 per option, based upon the Black-Scholes valuation model using the following assumptions: (1) expected term of option, 6.5 years; (2) annual volatility of common stock, 25%; (3) expected dividend yield of common stock, 2%; and (4) risk-free interest rate, 4.82% per annum.  No options were repriced during the year ended December 31, 2007.

(5)
In 2007, the Company established a new Director Retirement Plan as described elsewhere in this proxy statement.  The significant increase in the change in pension value and nonqualified deferred compensation earnings for 2007 reflects enhancements to plan benefits and the recognition of prior service costs.  The transition amounts recorded for the new defined benefit plan are considered one-time and are not expected to be meaningful in future years.

(6)	The dollar values for the stock and option awards to Directors Bozenhard and Marchant reflect the fact that these directors were eligible for retirement at December 31, 2007.
(7)	Includes a retirement payout of $18,000 under the old Directors Fee Continuation Plan.

Directors’ Compensation

Director Fees.  Each of the individuals who serve as a director of the Company currently serves as a director of the Bank and earns director fees in that capacity unless a Company Board or committee meeting is on a separate day from a Bank Board or committee meeting, in which circumstance the same fees as would ordinarily be paid for a Bank Board or committee meeting would be paid to the directors.  Each non-employee director of the Bank is paid a fee of $950 per meeting attended, with one excused paid absence allowed (for regularly scheduled meetings only) during the course of the year.  Each director serving on a Board committee is paid a fee of $550 ($650 for audit committee) per meeting attended, except for committee chairpersons who receive a fee of $600 ($700 for audit committee) per meeting attended.  The Lead Director is paid an annual retainer of $12,000 and all other non-employee directors are paid annual retainers of $10,000.  All non-employee directors also receive a fee of $550 when they attend “outside workshops.”

Each non-employee director of the Bank who also serves as a member of the Board of Directors of the United Bank Foundation is paid a fee of $250 per meeting.  The Foundation board of directors met three times in 2007. (Directors Cutting, Ross and Themistos received $750, Director Stewart received $500 and Director Leary received $250 for attending the meetings).

Director Retirement Plan.  Effective October 1, 2007, the Bank adopted the Director Retirement Plan to replace the United Bank Directors Fee Continuation Plan adopted in May 1999.  Directors who are members of the board on the effective date of the Director Retirement Plan will participate in the Director Retirement Plan as of the effective date.  Additional directors will begin participation in the Director Retirement Plan as of the first day of the plan year in which they become members of the board.

The Director Retirement Plan provides for the payment of normal retirement benefits upon the director’s separation from service on or after attainment of his normal retirement age (age 72 or age 65 with 10 years of service).  The normal retirement benefit is generally equal to 70% of the average annual director’s fees over the highest three years of a Director's final 10 years of service, and will be payable in 10 annual installments commencing within 60 days after the director’s separation from service.  In the event a participant has a separation from service prior to his normal retirement date (other than due to termination for cause, disability or death), the participant will be entitled to a lesser benefit payable in ten annual installments commencing at age 65.  The amount payable will be determined by multiplying the normal retirement benefit by the director’s benefit percentage, which is 10% for each year of service, up to 100%.  A director’s benefit percentage will accelerate to 100% upon the director’s separation from service due to death, disability or a change in control.  A director may elect to receive his normal retirement benefit or early termination benefit payable in a lump sum rather than 10 annual installments, if such election is made prior to December 31, 2007, or if later, within 30 days of his initial participation in the Director Retirement Plan.  As of December 31, 2007, directors Marchant and Ross elected to receive their benefit in 10 equal installments.  All other directors elected to receive their benefit in a lump sum.

Upon a change in control of the Company, the present value of the normal retirement benefit will be paid to each director in a lump sum within 30 days of the change in control, irrespective of whether the director has a separation from service.  If a director dies while serving on the board, the director’s beneficiary will be entitled to the normal retirement benefit as if the director had survived until normal retirement age, provided that the average annual director’s fees will be determined as of the director’s date of death, and will be payable in the form selected by the director within 60 days of the director’s death.  If the director dies after separation from service but before payments of his benefits under the Director Retirement Plan have commenced, or after payments have commenced but before they are completed, the director’s beneficiary will be entitled to the benefits in the form that would have been paid to the director.  In the event a director has a termination for cause, the director will forfeit all rights to benefits under the Director Retirement Plan.

Transactions with Certain Related Persons

The Bank makes loans to persons affiliated with the Company and the Bank in the normal course of its business. All transactions, including such loans, between the Bank and the Company’s executive officers, directors, nominees for director, holders of 10% or more of the shares of its Common Stock and affiliates thereof, and immediate family members of such persons, (A) were made in the ordinary course of business, (B) were made on substantially the same terms, including interest rates and collateral, as those prevailing for comparable loans to other persons and (C) did not involve more than the normal risk of collectability or present other unfavorable features.  The balance of loans outstanding to directors, nominees for director, executive officers and their related interests amounted to $1,210,423 as of March 31, 2008.

 The Sarbanes-Oxley Act of 2002 generally prohibits an issuer from:  (i) extending or maintaining credit; (ii) arranging for the extension of credit; or (iii) renewing an extension of credit in the form of a personal loan for an officer or director.  There are several exceptions to this general prohibition, however, one of which is applicable to the Company.  Namely, this prohibition does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act.  All loans to the Company’s directors and officers by the Bank are made in conformity with the Federal Reserve Act and regulations promulgated thereunder.

The Bank also engages in commercial transactions in the ordinary course of business with various business organizations that have directors or executive officers of the Bank or the Company as their officers, partners, members or stockholders.  Examples of such transactions are described in this Proxy Statement under the heading “Board Independence.” While the Company and the Bank do not have formal written policies and procedures for review of such transactions, all such transactions are monitored and documented by management, and reviewed and ratified by the full Board of Directors (with the affected Board member abstaining from the discussion and vote).  In ratifying such transactions, the Board of Directors considers, among other things, the potential impact of the transaction on the independence of the affected Board member.

Independent Registered Public Accountants

The Audit Committee of the Board of Directors of the Company has not yet approved the engagement of the Company’s independent registered public accounting firm for the 2008 year.  The Audit Committee currently is soliciting proposals from accounting firms, including Grant Thornton LLP, the Company’s independent registered public accounting firm for the 2007 year, the fiscal year most recently completed. A representative of Grant Thornton LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement, if he or she desires to do so.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Grant Thornton LLP to the Company during 2007 and 2006:

Audit Fees.  During 2007, the fees for professional services rendered by Grant Thornton LLP were $588,758.  Such fees related to the Company’s filing of the registration statement on Form S-1 of $243,947 and the audit of the Company’s annual consolidated financial statements, including services related to the Company’s compliance with Section 404 of the Sarbanes-Oxley Act related to internal control over financial reporting, and review of the interim consolidated financial statements included in the Company’s quarterly reports on Forms 10-Q, and consent in connection with the Company’s registration statement on Form S-8 of $344,811.  During 2006, the fees for professional services rendered by Grant Thornton LLP were $411,250.  Such fees included fees related to the audit of the Company’s annual consolidated financial statements, including services related to the Company’s compliance with Section 404 of the Sarbanes-Oxley Act related to internal control over financial reporting, and the review of the interim consolidated financial statements included in the Company’s quarterly reports on Forms 10-Q, and consent in connection with the Company’s registration statement on Form S-8.

Audit-Related Fees.  During 2007 and 2006, audit-related fees totaled $14,060 and $13,033, respectively, and related to the audit by Grant Thornton LLP of the United Bank Employee Stock Ownership Plan.

Tax Fees.  During the past two years the fees billed for professional services by Grant Thornton LLP for tax services such as tax advice, tax planning, tax compliance and the review of tax returns were $31,645 for 2007 and $28,875 for 2006. All tax fees billed by Grant Thornton LLP during 2007 and 2006 were pre-approved by the Audit Committee.

All Other Fees.  There were no fees billed to the Company by Grant Thornton LLP during the past two fiscal years that are not described above.

The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of its independent registered public accounting firm.  The Audit Committee concluded that performing such services in 2007 did not affect the independent registered public accounting firm’s independence in performing its function as auditors of the Company’s financial statements.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget.  The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary.  The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

In 2007 and 2006, there were no fees paid to Grant Thornton LLP that were not pre-approved by the Audit Committee.

PROPOSAL 2 - APPROVAL OF THE UNITED FINANCIAL BANCORP, INC. 2008 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the United Financial Bancorp, Inc. 2008 Equity Incentive Plan (the “Equity Incentive Plan”), to provide officers, employees and directors of the Company and United Bank with additional incentives to promote the growth and performance of the Company.  Most of the companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs.  By approving the Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock.

The Equity Incentive Plan complies with the regulations of the Office of Thrift Supervision. However, the Office of Thrift Supervision does not endorse or approve the Equity Incentive Plan in any way.

The following is a summary of the material features of the Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the Equity Incentive Plan, attached hereto as Appendix A.

General

Subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance or delivery to Participants of up to 1,258,534 shares of Company common stock pursuant to grants of restricted stock awards, restricted stock unit awards, incentive stock options, non-statutory stock options and stock appreciation rights; provided, however, that no more than 898,953 shares may be issued or delivered in the aggregate pursuant to the exercise of sock options or stock appreciation rights, and no more than 359,581 shares may be issued or delivered pursuant to restricted stock awards or restricted stock unit awards.

The Equity Incentive Plan will be administered by the members of the Company’s Compensation Committee who are “Disinterested Board Members,” as defined in the Equity Incentive Plan (the “Committee”).  The Committee has full and exclusive power within the limitations set forth in the Equity Incentive Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Equity Incentive Plan’s purposes; and interpreting and otherwise construing the Equity Incentive Plan.  The Equity Incentive Plan also permits the Board of Directors or the Committee to delegate to one or more officers of the Company the power to: (i) designate officers and employees who will receive awards; and (ii) determine the number of awards to be received by them, provided that such delegation is not prohibited by applicable law or the rules of the stock exchange on which our common stock is traded.  Awards intended to be “performance-based” under Section 162(m) of the Code must be granted by the Committee in order to be exempt from the $1.0 million limit on deductible compensation for tax purposes.

The Committee may grant an award under the Equity Incentive Plan as an alternative to or replacement of an existing award under the Equity Incentive Plan or any other plan of the Company or a subsidiary of the Company, or as the form of payment for grants or rights earned or due under any other plan or arrangement of the Company or a subsidiary of the Company, including the plan of any entity acquired by the Company or a subsidiary of the Company.

Eligibility

Employees and outside directors of the Company or its subsidiaries are eligible to receive awards under the Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant.  Each award shall be subject to conditions established by the Committee that are set forth in the recipient’s award agreement, and shall be subject to vesting conditions and restrictions as determined by the Committee; provided, however, that no awards shall vest more rapidly than 20% per year over a five-year period commencing one year from the date of grant.  Awards may be granted in a combination of incentive and non-statutory stock options, stock appreciation rights or restricted stock or restricted stock units, as follows:

Stock Options.  A stock option is the right to purchase shares of common stock at a specified price for a specified period of time.  The exercise price may not be less than the fair market value of a share of our common stock on the date the stock option is granted.  Fair market value for purposes of the Equity Incentive Plan means the final sales price of the Company’s common stock as reported on the NASDAQ Global Select Market on the date in question, or if the Company’s common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which the Company’s common stock was traded, and without regard to after-hours trading activity.  The Committee will determine the fair market value of the common stock, in accordance with Section 422 of the Code, if it cannot be determined in the manner described above.  Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options.  Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Code.  Only employees are eligible to receive incentive stock options.  Outside directors may only receive non-qualified stock options under the Equity Incentive Plan.  Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise either (i) by personal, certified or cashiers check, (ii) by tendering stock of the Company owned by the participant in satisfaction of the exercise price, or (iii) by a “cashless exercise” through a third party.  The total number of shares that may be acquired upon the exercise of a stock option will be rounded down to the nearest whole share.

Stock Appreciation Rights. A stock appreciation right is the right to receive a payment in cash, Company common stock, or a combination thereof, in an amount equal to the excess of the fair market value of a share of Company common stock on the date of exercise of the stock appreciation right over the fair market value of the common stock on the date of grant of the stock appreciation right.  The total number of shares that may be acquired upon the exercise of a stock appreciation right will be rounded down to the nearest whole share.  Stock appreciation rights may be granted only in tandem with the grant of stock options, and are exercisable on the same conditions as the related stock option that is granted simultaneously.  The exercise of a tandem stock appreciation right cancels the related stock option and the exercise of the related stock option cancels the tandem stock appreciation right.

Restricted Stock.  A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or such minimum consideration as may be required by applicable law.  Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Equity Incentive Plan or the award agreement.  Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.

Restricted Stock Units.  Restricted stock unit awards may be denominated in whole shares of common stock and are similar to restricted stock awards except that no shares of common stock are actually issued to the award recipient at the time of grant of a restricted stock unit award.  Restricted stock unit awards granted under the Equity Incentive Plan may be settled in cash, Company common stock, or a combination thereof, and are subject to vesting conditions and other restrictions set forth in the Equity Incentive Plan or the award agreement.  Participants have no voting rights with respect to any restricted stock unit awards granted under the Equity Incentive Plan.

Prohibition Against Repricing of Options or Stock Appreciation Rights.  The Equity Incentive Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option or a stock appreciation right previously granted.

Limitation on Awards Under the Equity Incentive Plan

The following limits apply to awards under the Equity Incentive Plan:

•
the maximum number of shares of stock, in the aggregate, that may be issued or delivered to any one employee participant pursuant to the exercise of stock options or stock appreciation rights is 224,738 shares, all of which may be issued during any calendar year;

•
the maximum number of shares of stock, in the aggregate, that may be issued or delivered to any one employee participant pursuant to restricted stock awards or restricted stock unit awards is 89,895 shares, all of which may be issued during any calendar year;

•
the maximum number of shares of stock that may be issued or delivered to any one individual non-employee director pursuant to the exercise of stock options and stock appreciation rights, in the aggregate, shall be 5% of all shares of stock that may be granted under the Equity Incentive Plan pursuant to the exercise of stock options and stock appreciation rights, and the maximum number of shares that may be issued or delivered to any one individual non-employee director pursuant to restricted stock awards and restricted stock unit awards, in the aggregate, shall be 5% of all shares that may be granted under the Equity Incentive Plan as restricted stock awards and restricted stock unit awards; and

•
The maximum number of shares of stock that may be issued or delivered to all non-employee directors, in the aggregate, pursuant to the exercise of stock options and stock appreciation rights shall be 30% of all shares of stock that may be granted under the Equity Incentive Plan pursuant to the exercise of stock options and stock appreciation rights, and the maximum number of shares that may be issued or delivered to all non-employee directors in the aggregate pursuant to restricted stock awards and restricted stock unit awards shall be 30% of all shares that may be granted under the Equity Incentive Plan as restricted stock awards and restricted stock unit awards.

To the extent any shares of stock covered by an award (including restricted stock awards and/or restricted stock unit awards) under the Equity Incentive Plan are not delivered to a participant or beneficiary for any reason, including because the award is forfeited or canceled or because a stock option or stock appreciation right is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan.

In the event of a corporate transaction involving the stock of the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing share limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect the award’s status as “performance-based compensation” under Section 162(m) of the Code, if applicable; provided, however, that the Committee may adjust awards to preserve the benefits or potential benefits of the awards, including the prevention of automatic adjustments if appropriate.

Performance Features

General. A federal income tax deduction for the Company will generally be unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer or three other most highly compensated officers (other than its chief financial officer).  However, amounts that constitute “performance-based compensation” (as that term is used in section 162(m) of the Code) are not counted toward the $1.0 million limit.  The Equity Incentive Plan is designed so that stock options and stock appreciation rights will be considered performance-based compensation.  The Committee may designate whether any restricted stock awards or restricted stock unit awards granted to any participant are intended to be performance-based compensation. Any restricted stock awards designated as performance-based compensation will be conditioned on the achievement of one or more performance measures, to the extent required by section 162(m) of the Code.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: basic earnings per share; basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; net income; cash earnings; net interest income; non-interest income; general and administrative expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average stockholders' equity; cash return on average stockholders' equity; return on average tangible stockholders' equity; cash return on average tangible stockholders' equity; core earnings; operating income; operating efficiency ratio; net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; cash flow; strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or any combination of the foregoing. Performance measures may be based on the performance of the Company as a whole or of any one or more subsidiaries or business units of the Company or a subsidiary and may be measured relative to a peer group, an index or a business plan. The Committee may adjust performance measures after they have been set, but only to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception to section 162(m) of the Code. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be performance-based compensation and the establishment of any performance-based measures shall be made during the period required by section 162(m) of the Code.

Vesting of Awards

If the vesting of an award under the Equity Incentive Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement; subject to acceleration of vesting in the event of death, disability, or involuntary termination of employment or service following a change in control, and provided that no awards may vest at a rate exceeding 20% per year commencing one year after the date of grant.  Unless otherwise provided by the Committee, service as a director emeritus or advisory director constitutes service for purposes of vesting.

Change in Control

Unless otherwise stated in an award agreement, upon the occurrence of an involuntary termination of employment following a change in control of the Company, all outstanding options and stock appreciation rights then held by a participant will become fully exercisable and all restricted stock awards and restricted stock unit awards shall be fully earned and vested. For the purposes of the Equity Incentive Plan, a change in control occurs when: (a) any person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding voting securities; (b) the Incumbent Directors (as defined in the Equity Incentive Plan) cease, for any reason, to constitute a majority of the Whole Board (as defined in the Equity Incentive Plan); or (c) a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is defined in the Equity Incentive Plan as an Excluded Transaction, or the stockholders of the Company approve a plan of complete liquidation of the Company, or a sale, liquidation or other disposition of all or substantially all of the assets of the Company or United Bank is consummated; or (d) a tender offer is made for 25% or more of the outstanding voting securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding voting securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror; or (e) a Potential Change in Control (as defined in the Equity Incentive Plan) occurs, and the Board of Directors determines, pursuant to the vote of a majority of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such determination, to deem the Potential Change in Control to be a change in control for purposes of the Equity Incentive Plan.

In the event of a change in control, any performance measure attached to an award under the Equity Incentive Plan shall be deemed satisfied as of the date of the change in control.

Forfeiture

The Committee may specify in a covered employee’s award agreement that rights and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon the employee’s termination for cause; termination of employment with the Company or its affiliate or subsidiary; any material violation of one or more of the Company’s policies; breach of noncompetition, confidentiality or other restrictive covenants that apply to the covered employee; or any other conduct that is detrimental to the Company’s business or reputation, its affiliates and/or its subsidiaries.

If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an award earned or accrued during the twelve- month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement. In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any participant reimburse the Company for all or any part of the amount of any payment in settlement of any award granted hereunder.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the Equity Incentive Plan or any award granted under the Equity Incentive Plan, provided that, except as provided in the Equity Incentive Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the provision of the Equity Incentive Plan related to repricing, materially increase the original number of securities that may be issued under the Equity Incentive Plan (other than as provided in the Equity Incentive Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Board may, without stockholder approval, amend the Equity Incentive Plan at any time, retroactively or otherwise, to ensure that the Equity Incentive Plan complies with current or future law and the Board of Directors may unilaterally amend the Equity Incentive Plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Code, and its applicable regulations and guidance.

Duration of Plan

The Equity Incentive Plan will become effective upon approval by the stockholders at this annual meeting.  The Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the Equity Incentive Plan on or after the 10-year anniversary of the effective date of the Equity Incentive Plan.  At any time, the Board of Directors may terminate the Equity Incentive Plan. However, any termination of the Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Stock Appreciation Rights. The grant of a stock appreciation right will not result in taxable income to the participant. Upon exercise of a stock appreciation right, the cash received or the fair market value of shares received will be taxable to the participant as ordinary income and the Company will be entitled to a corresponding deduction. Gains and losses realized by the participant upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction for tax purposes.  Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding deduction for tax purposes.  A participant who makes an election under Section 83(b) of the Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Restricted Stock Units.  A participant who has been granted a restricted stock unit award will not realize taxable income at the time of grant and will not be entitled to make an election under Section 83(b) of the Code since no stock is actually transferred to the recipient on the date of grant.  At the time a restricted stock unit award vests, assuming the award is distributed at that time, the recipient will recognize ordinary income in an amount equal to the fair market value of the common stock or the amount of cash received.  If the restricted stock unit award is not distributed at the time it vests, no income will be recognized at that time and taxation will be deferred until the value of the restricted stock unit award is distributed.  At the time the recipient recognizes taxable income on a restricted stock unit award, the Company will be entitled to a corresponding tax deduction in the same amount recognized by the award recipient.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy withholding tax requirements.  Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy the minimum tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the Equity Incentive Plan in the event of a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Code, which may subject the participant to a 20% excise tax and preclude deduction by the Company.

Deduction Limits.  Section 162(m) of the Code generally limits the Company’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for its chief executive officer and the three other most highly compensated executives (excluding the chief financial officer) named in the summary compensation table (“covered employees”).  Restricted stock awards, other than performance-based restricted stock awards, and other awards that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million.  “Qualified performance-based compensation” is not subject to this limit and is fully deductible by the Company.  “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance.  Stock options and stock appreciation rights available for award under the Equity Incentive Plan will be considered “qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services.  Accordingly, if an award is not exempt from Section 162(m), income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.

In the case of performance-based awards granted to a covered employee that are not distributed until after the covered employee’s retirement or other termination of employment, the $1.0 million deduction limit will not apply and the award will be fully deductible.  Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1.0 million deduction limit.  The Equity Incentive Plan is designed so that stock options, stock appreciation rights, performance-based restricted stock awards, and restricted stock unit awards that are subject to performance goals may qualify as qualified performance-based compensation that is not subject to the $1.0 million deduction limit.  The Company expects that the Committee will take these deduction limits into account in setting the size and the terms and conditions of awards.  However, the Committee may decide to grant awards that result in executive compensation that exceeds the deduction limit.

Tax Advice.  The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Incentive Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Statement of Financial Accounting Standards No. 123R, “Share-Based Payment,” the Company is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock and stock appreciation rights).

Awards to be Granted

The Board of Directors adopted the Equity Incentive Plan, and the Compensation Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors.  At the present time, no specific determination has been made as to the grant or allocation of awards.

Required Vote and Recommendation of the Board

In order to approve the Equity Incentive Plan, the proposal must receive the affirmative vote of a majority of the total votes eligible to be cast at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2008 EQUITY INCENTIVE PLAN.

STOCKHOLDER PROPOSALS AND NOMINATIONS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 95 Elm Street, West Springfield, Massachusetts 01089, no later than December 30, 2008. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

OTHER MATTERS AND ADVANCE NOTICE PROCEDURES

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement.  However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.  The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

The Bylaws of the Company provide an advance notice procedure for certain business or nominations to the Board of Directors to be brought before an annual meeting. In order for a stockholder to properly bring business before this first Annual Meeting of the Company or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not later than the close of business on the 90th day prior to the date of the Annual Meeting and not earlier than the close of business on the 120th day prior to the date of the Annual Meeting.  No adjournment or postponement of a meeting of stockholders shall commence a new period for the giving of notice hereunder.

A stockholder’s notice must set forth (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, and in the case of nominations to the Board of Directors, certain information regarding the nominees; (ii) the name and address of the stockholder as they appear on the Company’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the stockholder and the beneficial owner; (iv) a description of all arrangements or understandings between the stockholder and any other person or persons (including their names) in connection with the proposal of such business by the stockholder and any material interest of the stockholder in such business; and (v) a representation that the stockholder intends to appear in person or by proxy at the Annual Meeting to bring such business before the meeting.  Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

The date on which the next Annual Meeting of Stockholders is expected to be held is April 16, 2009.  Advance written notice of business or nominations to the Board of Directors to be brought before the 2009 Annual Meeting of Stockholders must be made in writing and delivered to the Secretary of the Company no later than November 18, 2008.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement.  However, if any matters should properly come before the annual meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the annual meeting, as to which they shall act in accordance with their best judgment.

The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company.  Proxies also may be solicited personally or by mail, telephone or telegraph by the Company’s directors, officers and employees, without additional compensation therefor. The Company also will request persons, firms and corporations holding shares in their names, or in the names of their nominees which are beneficially owned by others, to send proxy materials to and to obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.  The Company has retained Laurel Hill Advisory Group, LLC to assist the Company in soliciting proxies, and has agreed to pay Laurel Hill Advisory Group, LLC a fee of $7,500, plus reasonable expenses for these services.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2007 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO DENA M. HALL, VICE PRESIDENT, UNITED FINANCIAL BANCORP, INC., 95 ELM STREET, WEST SPRINGFIELD, MASSCHUSETTS 01089, OR CALL AT 413-787-1700.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Terry J. Bennett

Terry J. Bennett
Corporate Secretary
West Springfield, Massachusetts
April 29, 2008

APPENDIX A

UNITED FINANCIAL BANCORP, INC.

2008 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1       Purpose, Effective Date and Term.  The purpose of this United Financial Bancorp, Inc. 2008 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of United Financial Bancorp, Inc., a Maryland corporation (the “Company”), and its Subsidiaries, including United Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders.  The “Effective Date” of the Plan is June 10, 2008, the expected date of the approval of the Plan by the Company’s stockholders.  The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

Section 1.2       Administration.  The Plan shall be administered by a committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3       Participation.  Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan.  Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4       Definitions.  Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1       General.  Any Award under the Plan may be granted singularly, in combination with another Award (or Awards), or in tandem whereby the exercise or vesting of one Award held by a Participant cancels another Award held by the Participant.  Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement.  Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of Awards that may be granted under the Plan include:

(a)            Stock Options.  A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Effective Date; or (ii)  to a non-Employee.  Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO.  Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option.  In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b)           Stock Appreciation Rights.  A stock appreciation right (a “SAR”) means a grant under Section 2.2, which represents the right to receive in shares of Stock an amount equal to or based upon the excess of: (i) the Fair Market Value of a share of Stock at the time of exercise; over (ii) the Exercise Price established by the Committee in accordance with Section 2.2.

(c)           Restricted Stock.  A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(d)           Restricted Stock Units.  A Restricted Stock Unit Award means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit.  A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and may be settled in shares of Stock, cash, or a combination of cash and shares of Stock based on the Fair Market Value of a specified number of shares of Stock.

Section 2.2	Stock Options and SARs.

(a)           Grant of Stock Options and SARs.  Each Stock Option or SAR shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options or SARs covered by the Award; (ii) specify the date of grant of the Stock Option or SAR; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b)           Terms and Conditions.  A Stock Option or SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option or SAR expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder).  The “Exercise Price” of each Stock Option and SAR shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options or SARs granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity.  The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including:  (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by personal, certified or cashiers’ check; (iv) by other property deemed acceptable by the Committee; or (v) by any combination thereof.  The total number of shares that may be acquired upon the exercise of a Stock Option or SAR shall be rounded down to the nearest whole share.

Section 2.3	Restricted Stock.

(a)           Grant of Restricted Stock Awards.  Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock Award; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with United Financial Bancorp, Inc. dated [Date], made pursuant to the terms of the United Financial Bancorp, Inc. 2008 Equity Incentive Plan, copies of which are on file at the executive offices of United Financial Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify.  Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock Awards in any other approved format (e.g. electronically) in order to facilitate the paperless transfer of such Awards.  In the event Restricted Stock Awards are not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards.  Restricted Stock Awards that are not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)	Terms and Conditions.

(i)          Dividends.   Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, shall be immediately distributed to the Participant.  If the Committee determines to delay the distribution of dividends to a Participant until the vesting of a Restricted Stock Award, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock Award vests.

(ii)        Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights appurtenant to the shares of Stock subject to the Restricted Stock Award shall be exercised by the Participant in his or her discretion.

(iii)      Tender Offers and Merger Elections.  Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee.  If no such direction is given, then the shares of Stock shall not be tendered.

Section 2.4	Restricted Stock Units.

(a)           Grant of Restricted Stock Units.    Each Restricted Stock Unit Award shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award;  (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company, as the Committee may, in its discretion, prescribe.

(b)           Terms and Conditions.

(i)          A Restricted Stock Unit Award shall be similar to Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant.  Each Restricted Stock Unit Award shall be evidenced by an Award Agreement that shall specify the Restriction Period (defined below), the number of Restricted Stock Units granted, and such other terms, conditions and/or restrictions as the Committee shall determine including, without limitation, the effect of termination of a Participant’s employment or service with the Company, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.5(a) hereof, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

(ii)          The Committee may, in connection with the grant of Restricted Stock Units, designate them as “performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a) hereof.  Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee shall also condition the vesting thereof upon the continued Service of the Participant, to the extent required by Section 2. hereof.  The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has certified in writing that the performance goals have been satisfied.

(iii)         Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit Award for which such Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv)        A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

Section 2.5            Performance-Based Compensation. Any Award under the Plan that is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee.  The grant of any Award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).

(a)           Performance Measures.  Such performance measures may be based on any one or more of the following:

(i)            basic earnings per share;

(ii)           basic cash earnings per share;

(iii)          diluted earnings per share;

(iv)          diluted cash earnings per share;

(v)           net income;

(vi)          cash earnings;

(vii)         net interest income;

(viii)        non-interest income;

(ix)          general and administrative expense to average assets ratio;

(x)            cash general and administrative expense to average assets ratio;

(xi)           efficiency ratio;

(xii)          cash efficiency ratio;

(xiii)         return on average assets;

(xiv)         cash return on average assets;

(xv)          return on average stockholders' equity;

(xvi)         cash return on average stockholders' equity;

(xvii)        return on average tangible stockholders' equity;

(xviii)       cash return on average tangible stockholders' equity;

(xix)          core earnings;

(xx)           operating income;

(xxi)          operating efficiency ratio;

(xxii)         net interest rate spread;

(xxiii)       growth in assets, loans, or deposits;

(xxiv)       loan production volume;

(xxv)        non-performing loans;

(xxvi)       cash flow;

(xxvii)      strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or

(xxviii)     any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan.  In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement:  (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions.  To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b)           Adjustments.  Pursuant to this Section 2.5, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m).  If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate.  If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

Section 2.6            Vesting of Awards.  If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option or SAR) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability, or Involuntary Termination of Employment following a Change in Control); provided, however, that no Awards under the Plan shall vest at a rate exceeding twenty percent (20%) per year, commencing one year after the date of grant.  Unless otherwise provided by the Committee, Service as a director emeritus or advisory director shall constitute Service for purposes of vesting.

Section 2.7            Deferred Compensation.  If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A.  Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.7 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A.  A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action.  Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.8            Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option or SAR previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value) or replacement grants, or other means.

Section 2.9.           Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award.  Unless the Committee shall specifically state otherwise at the time an Award is granted, all Awards to an Employee, Director or service provider shall vest immediately upon such individual’s death or Disability.  Unless otherwise provided in an Award Agreement, the following provisions shall apply to each Award granted under this Plan:

(a)           Upon a Participant’s Termination of Service for any reason other than Disability, death or termination for Cause, Stock Options and SARs shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options and SARs may be exercised only for a period of three months following termination; provided, however, that upon a Participant’s Termination of Service due to Retirement, the Participant’s vested Stock Options and SARs shall remain exercisable for one year.  Any Restricted Stock Awards or Restricted Stock Units that have not vested as of the date of Termination of Service shall expire and be forfeited.

(b)           In the event of a Termination of Service for Cause, all Stock Options, SARs and Restricted Stock Awards granted to a Participant under the Plan not exercised or vested shall expire and be forfeited.

(c)           Upon Termination of Service for reason of Disability or death, all Stock Options and SARs shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service, and Stock Options and SARs may be exercised for a period of one year following Termination of Service, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one year following Termination of Service due to Disability, and provided further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months of Termination of Service.

(d)           Notwithstanding anything herein to the contrary, no Stock Option or SAR shall be exercisable beyond the last day of the original term of such Stock Option or SAR.

(e)           Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, SARs and Restricted Stock Awards is as set forth in Article 4.

ARTICLE 3 - SHARES SUBJECT TO PLAN

Section 3.1            Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2            Share Limitations.

(a)           Share Reserve.  Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to One Million Two Hundred Fifty-Eight Thousand Five Hundred Thirty-Four (1,258,534) shares of Stock.  The maximum number of shares of Stock that may be issued or delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) and/or SARs, in the aggregate, is Eight Hundred Ninety-Eight Thousand Nine Hundred Fifty-Three (898,953) shares of Stock.  The maximum number of shares of Stock that may be issued or delivered pursuant to Restricted Stock Awards and/or Restricted Stock Unit Awards, in the aggregate, shall be Three Hundred Fifty-Nine Thousand Five Hundred Eighty-One (359,581) shares of Stock.  The aggregate number of shares that may be delivered under the Plan and the number of shares of Stock subject to outstanding Awards shall be subject to adjustment as provided in Section 3.4.

(b)           Computation of Shares Available.  For purposes of this Section 3.2 and in connection with the granting of a Stock Option or SAR (other than a tandem SAR), a Restricted Stock Award or a Restricted Stock Unit Award, the number of shares of Stock available for the granting of additional Stock Options, SARs, Restricted Stock Awards and Restricted Stock Unit Awards shall be reduced by the number of shares of Stock in respect of which the Stock Option, SAR, Restricted Stock Award or Restricted Stock Unit Award is granted or denominated.  To the extent any shares of Stock covered by an Award (including Restricted Stock Awards and/or Restricted Stock Unit Awards) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option or SAR is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.  To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, or  (iii) SARs are settled in shares of Stock upon exercise, the number of shares of Stock available shall be reduced by the gross number of Stock Options or SARs exercised rather than by the net number of shares of Stock issued.

Section 3.3	Limitations on Grants to Individuals.

(a)           Employee Grants of Options and SARs.  The maximum number of shares of Stock, in the aggregate, that may be issued or delivered to any one Employee Participant pursuant to the exercise of Stock Options or SARs described under Section 2.1(a) and 2.1(b), respectively, shall be Two Hundred Twenty Four Thousand Seven Hundred Thirty-Eight (224,738), all of which  may be granted during any calendar year.  For purposes of this Section 3.3(a), if a Stock Option is granted in tandem with a SAR, such that the exercise of the Stock Option or SAR with respect to a share of Stock cancels the tandem SAR or Stock Option, respectively, the tandem Stock Option and SAR with respect to each share of Stock shall be counted as covering only one share of Stock for purposes of applying the limitations of this Section 3.3.

(b)           Employee Awards of Restricted Stock and Restricted Stock Units.  The maximum number of shares of Stock, in the aggregate, that may be issued or delivered to any one Employee Participant pursuant to Restricted Stock Awards and Restricted Stock Unit Awards described under Sections 2.1(c) and 2.1(d), respectively, that shall be Eighty-Nine Thousand Eight Hundred Ninety-Five (89,895), all of which may be granted during any calendar year.

(c)           Individual Director Awards.  The maximum number of shares of Stock that may be issued or delivered to any one non-Employee Director Participant shall be Forty Four Thousand Nine Hundred Forty-Seven (44,947) (5% of all shares of Stock that may issued or delivered pursuant to Section 2.1(a) or (b)), and the maximum number of shares that may be issued or delivered to any one non-Employee Director Participant pursuant to Restricted Stock Awards or Restricted Stock Unit Awards shall be Seventeen Thousand Nine Hundred Seventy-Nine (17,979) (5% of all shares of Stock that may be issued or delivered pursuant to Section 2.1(c) and Section 2.1(d), respectively).

(d)           Aggregate Director Awards.  The maximum number of shares of stock that may be issued or delivered to all non-Employee Directors, in the aggregate, pursuant to the exercise of Stock Options or SARs shall be Two Hundred Sixty Nine Thousand Six Hundred Eighty-Six (269,686) (30% of all shares of Stock that may be issued or delivered pursuant to Section 2.1(a) or (b)), and the maximum number of shares of stock that may be issued or delivered to all non-Employee Director Participants, in the aggregate, pursuant to Restricted Stock Awards or Restricted Stock Unit Awards shall be One Hundred Seven Thousand Eight Hundred and Seventy-Four (107,874) (30% of all shares of Stock that may be issued or delivered pursuant to Sections 2.1(c) and 2.1(d), respectively).

Section 3.4	Corporate Transactions.

(a)           General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, SARs, Restricted Stock Awards and Restricted Stock Unit Awards in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, SARs, Restricted Stock Awards and Restricted Stock Unit Awards, and (iii) the Exercise Price of Stock Options and SARs.  In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, SARs, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, SARs, Restricted Stock Awards and Restricted Stock Unit Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, SARs,  Restricted Stock Awards or Restricted Stock Unit Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b)           Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options or SARs granted under the Plan which remain outstanding shall be converted into Stock Options to purchase or SARs to acquire voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options or SARs under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options and SARs be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option or SAR being canceled.

Section 3.5            Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)           Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b)           Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1            Consequence of a Change in Control.  Subject to the provisions of Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement:

(a)           At the time of an Involuntary Termination of Employment (as defined in Section 8.1) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Stock Options and SARs then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option or SAR).

(b)           At the time of an Involuntary Termination of Employment (as defined in Section 8.1) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Restricted Stock Awards described in Section 2.1(c) and Restricted Stock Unit Awards described in Section 2.1(d) shall be fully earned and vested immediately.  Notwithstanding the above, any Awards the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c)           In the event of a Change in Control, any performance measure attached to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2            Definition of Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a)           any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a “Person”), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty five percent (25%) or more of the combined voting power of the

Company’s then outstanding Voting Securities, provided that, notwithstanding the foregoing and for all purposes of this Plan: (a) the term “Person” shall not include (1) the Company or any of its Subsidiaries, (2) an employee benefit plan of the Company or any of its Subsidiaries (including the Plan), and any trustee or other fiduciary holding securities under any such plan (but only with respect to securities held under any such plan), or (3) a corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company; (b) no Person shall be deemed the beneficial owner of any securities acquired by such Person in an Excluded Transaction; and (c) no Director or officer of the Company or any direct or indirect Subsidiary of the Company (or any affiliate of any such Director or officer) shall, by reason of any or all of such Directors or officers acting in their capacities as such, be deemed to beneficially own any securities beneficially owned by any other such Director or officer (or any affiliate thereof); or

(b)           the Incumbent Directors cease, for any reason, to constitute a majority of the Whole Board; or

(c)           a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is an Excluded Transaction, or the stockholders of the Company approve a plan of complete liquidation of the Company, or a sale, liquidation or other disposition of all or substantially all of the assets of the Company or any bank Subsidiary of the Company is consummated; or

(d)           a tender offer is made for 25% or more of the outstanding Voting Securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding Voting Securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror; or

(e)           a Potential Change in Control occurs, and the Board determines, pursuant to the vote of a majority of the Whole Board, with at least two-thirds (2/3) of the Incumbent Directors then in office voting in favor of such determination, to deem the Potential Change in Control to be a Change in Control for the purposes of the Plan.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of Stock or Voting Securities by the Company, which by reducing the number of shares of Stock or Voting Securities then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur.  In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1            Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members.  If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members.  Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award.  The Board (or those members of the Board who are “independent directors” under the corporate governance statutes of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2             Powers of Committee.  The Committee’s administration of the Plan shall be subject to the following:

(a)           Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees, Directors and service providers those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.

(b)           The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)           The Committee will have the authority to define terms not otherwise defined herein.

(d)           Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)           In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

Section 5.3            Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including:  (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act.   The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted.  Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4            Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5            Committee Action.   The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1            General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.7, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan; (b) materially increase the aggregate number of securities which may be issued or delivered under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2            Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company.  By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.7 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1	No Implied Rights.

(a)           No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)           No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)           No Rights as a Stockholder.  Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2            Transferability.  Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer.  The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs) and SARs (other than SARs granted in tandem with ISOs) under the plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.  Restricted Stock Awards and Restricted Stock Units shall not be transferable prior to the time that such Awards vest in the Participant.

Section 7.3            Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under the Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”).  Any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4            Non-Exclusivity.  Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock, Restricted Stock Units, SARs or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5            Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant.  A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6            Form and Time of Elections.  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

Section 7.7            Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8            Tax Withholding.  Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option or SAR settled in stock, reducing the number of shares of Stock subject to the Stock Option or SAR (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; (ii) with respect to a Restricted Stock, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding; and (iii) with respect to a Restricted Stock Unit, withholding from the amount of cash or shares of Stock distributed, an amount sufficient to satisfy the minimum amount of required tax withholding.  Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under SFAS 123(R) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

Section 7.9                      Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10         Successors.  All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11          Indemnification.  To the fullest extent permitted by law and the Company’s governing documents or each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12          No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.13          Governing Law.  The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Massachusetts without reference to principles of conflict of laws, except as superseded by applicable federal law.  The federal and state courts located in Hampden County, Massachusetts, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan.  By accepting any Award under the Plan, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14          Benefits Under Other Plans.  Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer.  The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15          Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but the Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16          Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office.  Such notices, demands, claims and other communications shall be deemed given:

(a)           in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)           in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c)           in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service.  Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Executive Officer and to the Corporate Secretary.

Section 7.17	Forfeiture Events.

(a)           The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provisions of Services to the Company or any Subsidiary, violation of any material policy of the Company or any Subsidiary, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b)           If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any Award granted hereunder.

(c)           In the event the Bank becomes critically undercapitalized (as defined in 12 U.S.C. Section 565.4), is subject to an enforcement action by the Office of Thrift Supervision, or receives a capital directive under 12 U.S.C. Section 565.7, officers and directors of the Bank and the Company shall exercise or forfeit all vested options under the Plan.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1             In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)           “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

(b)           “Award” means a grant of a  Stock Option, a SAR, Restricted Stock or Restricted Stock Unit or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c)           “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan.  Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d)           “Board” means the Board of Directors of the Company.

(e)           If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement.  In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

(f)           “Change in Control” has the meaning ascribed to it in Section 4.2.

(g)           “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)           “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i)           “Committee” means the Committee acting under Article 5.

(j)           “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

(k)           “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(l)           If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement.  In the absence of such a definition, “Disability” or “Disabled” means that a Participant:  (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees.  Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(m)           “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

(n)           “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(o)           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(p)           “Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.

(q)           “Exercise Price” means the price established with respect to a Stock Option or SAR pursuant to Section 2.2.

(r)           “Fair Market Value” means, with respect to a share of Stock on a specified date:

(I)  the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(II)  if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(III)  if (I) and (II) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422 and the applicable requirements of Code Section 409A and the regulations promulgated thereunder.  For purposes of the exercise of a Stock Option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.

(s)           A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events following a Change in Control: (a) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Employee Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (b) a material change in the functions, duties or responsibilities of the Employee Participant compared to those functions, duties or responsibilities in effect immediately prior to the Change in Control; (c) any reduction of the rate of the Employee Participant’s base salary in effect immediately prior to the Change in Control; (d) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Employee Participant’s compensation as and when due; (e) any change in the terms and conditions of any compensation or benefit program in which the Employee Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (f) a change in the Employee Participant’s principal place of employment, without his consent, to a place that is both more than twenty-five (25) miles away from the Employee Participant’s principal residence and more than fifteen (15) miles away from the location of the Employee Participant’s principal executive office prior to the Change in Control.

(t)           “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

(u)           “Incumbent Directors” means:

(I)            the individuals who, on the date hereof, constitute the Board; and

(II)           any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments

(v)           “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary other than a termination for Cause, or termination of employment by a Participant Employee for Good Reason.

(w)           “ISO” has the meaning ascribed to it in Section 2.1(a).

(x)            “Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(y)           “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(z)           “Potential Change in Control” means:

(I)            the public announcement by any Person of an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control; or

(II)           one or more transactions, events or occurrences that result in a change in control of the Company or any Subsidiary within the meaning of the Home Owners’ Loan Act, as amended, and the applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or

(III)          a proxy statement soliciting proxies from stockholders of the Company is filed or distributed, seeking stockholder approval of a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other entities, but only if such plan of reorganization, merger, consolidation or similar transaction has not been approved by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds (2/3) of the Incumbent Directors then in office voting in favor of such plan of reorganization, merger, consolidation or similar transaction.

(aa)           “Restricted Stock” has the meaning ascribed to it in Section 2.3.

(bb)           “Restricted Stock Unit” has the meaning ascribed in Section 2.4.

(cc)           “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee or Service as a Director on or after the occurrence of any of the following:

(I)            the attainment of age 65 by an Employee or Director;

(II)           the attainment of age 55 by an Employee or Director and the completion of 15 years of continuous employment or Service as an Employee or Director; or

(III)          the completion of 25 years of continuous employment or Service as an Employee and/or Director, provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement until both Service as an Employee and Service as a Director has ceased.  A non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-Employee Director’s intention to retire.  Moreover, a non-Employee Director who terminates Service as a Director but who continues to serve as a director emeritus or advisory director shall not be deemed to have terminated due to Retirement until both Service as a Director and Service as a director emeritus or advisory director has terminated.

Years of employment as an Employee or Service as a Director shall be aggregated for the purposes of this definition for any years of employment as an Employee or Service as a Director that did not occur simultaneously.

(dd)         “SAR” has the meaning ascribed to it in Section 2.1(b).

(ee)          “SEC” means the Securities and Exchange Commission.

(ff)           “Securities Act” means the Securities Act of 1933, as amended from time to time.

(gg)         “Service” means service as an Employee, service provider, or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.

(hh)         “Stock” means the common stock of the Company, $0.01 par value per share.

(ii)           “Stock Option” means an ISO or a Non-Qualified Option.

(jj)           “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

(kk)          “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(I)            The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(II)           The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract.  For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary.  If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period.  For purposes of this sub-section (ii), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(III)           If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(IV)           A service provider whose Services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose Services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is 90 days after the date the service provider last provides Services requested by the Company or any Subsidiary (as determined by the Committee).

(V)            Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraph of this sub-section (ii), the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred.  In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii).  For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor).  If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(VI)           With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director.

(ll)           “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

(mm)       “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

Section 8.2             In the Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)           actions permitted under the Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)           references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)           in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)           references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)           indications of time of day mean Massachusetts time;

(f)           “including” means “including, but not limited to”;

(g)           all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)           all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)            the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)            any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)           all accounting terms not specifically defined herein shall be construed in accordance with Generally Accepted Accounting Principles.

REVOCABLE PROXY

UNITED FINANCIAL BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS
June 10, 2008

The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of United Financial Bancorp, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Springfield Marriott, 2 Boland Way, Springfield, Massachusetts at 10:30 a.m. (local time) on June 10, 2008.  The Board of Directors is authorized to cast all votes to which the undersigned is entitled as follows:

	FOR	VOTE WITHHELD

1. The election as Directors of all nominees listed below each to serve for a three-year term:	☐	☐

Richard B. Collins G. Todd Marchant Michael F. Werenski
INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

	FOR	AGAINST	ABSTAIN

2. The approval of the United Financial Bancorp, Inc. 2008 Equity Incentive Plan	☐	☐	☐

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE.  IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of United Financial Bancorp, Inc. at the annual meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.  This proxy may also be revoked by sending written notice to the Secretary of United Financial Bancorp, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the annual meeting.

The undersigned acknowledges receipt from United Financial Bancorp, Inc. prior to the execution of this proxy of a Notice of the annual meeting, audited financial statements and a proxy statement dated April 29, 2008.

Dated:	, 2008	☐ Check Box if You Plan
to Attend Meeting

PRINT NAME OF STOCKHOLDER		PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER		SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder should sign.

Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.